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                                                                   EXHIBIT 10.18

                      Southern California Chapter of the
[LOGO]         Society of Industrial and Office Realtors, (R) Inc.

                         INDUSTRIAL REAL ESTATE LEASE
                            (MULTI-TENANT FACILITY)

ARTICLE ONE: BASIC TERMS

     This Article One contains the Basic Terms of this Lease between the Landlord and Tenant named below. Other Articles, Sections and Paragraphs of the Lease referred to in this Article One explain and define the Basic Terms and are to be read in conjunction with the Basic Terms.

     Section 1.01.  DATE OF LEASE: December 10, 1998

     Section 1.02. LANDLORD (INCLUDE LEGAL ENTITY): MAJESTIC REALTY CO. AND PATRICIAN ASSOCIATES, Inc., both California corporations

Address of Landlord: 13191 Crossroads Parkway North, 6th Floor
                     City of Industry, CA 91746

     Section 1.03. TENANT (INCLUDE LEGAL ENTITY): Hot Topic Administration, Inc., a California corporation

Address of Tenant:   3410 Pomona Boulevard, Pomona, CA

     Section 1.04. PROPERTY: The Property is part of Landlord's multi-tenant real property development located at 18305 and 18385 E. San Jose Avenue, City of Industry, California and described or depicted in Exhibit "A" (the "Project"). The Project includes the land, the buildings and all other improvements located on the land and the common areas described in Paragraph 4.05(a). The Property is (include street address, approximate square footage and description) that approximately 125,000 square foot portion of an approximately 250,000 square foot building and surrounding area in the Project as outlined in red on Exhibit "A" attached hereto and made a part hereof and more commonly known as 18305 E. San Jose Avenue, City of Industry, CA, subject to the right of adjoining properties to use the area outlined in green labeled "Common Ingress and Egress".

     Section 1.05 LEASE TERM: five (5) years two (2) months BEGINNING ON March 1, 1999 or such other date as is specified in this Lease, and ENDING ON April 30, 2004

     Section 1.06 PERMITTED USES: (See Article Five) Office, warehouse and distribution of consumer products

     Section 1.07 TENANT'S GUARANTOR: (If none, so state) Hot Topic, Inc., a California corporation

     Section 1.08   BROKERS: (See Article Fourteen) (If none, so state)
Landlord's Broker:    Majestic Realty Co.
Tenant's Broker:      The Staubach Company

     Section 1.09 COMMISSION PAYABLE TO LANDLORD'S BROKER:(See Article Fourteen) $ per separate agreement

     Section 1.10   INITIAL SECURITY DEPOSIT: (See Section 3.03) $43,750.00

     Section 1.11 VEHICLE PARKING SPACES ALLOCATED TO TENANT: (See Section 4.05) 206

     Section 1.12   RENT AND OTHER CHARGES PAYABLE BY TENANT:
     (a)  BASE RENT: FORTY-THREE THOUSAND SEVEN HUNDRED FIFTY AND NO/100----
Dollars ($43,750.00) per month for      each       month, as provided in
Section 3.01,

     (b)  OTHER PERIODIC PAYMENTS. (i) Real Property Taxes (See Section 4.02);
(ii) Utilities (See Section 4.03); (iii) Insurance Premiums (See Section 4.04);
(iv) Tenant's Initial Pro Rata Share of Common Area Expenses 50% (See Section 4.05); (v) Impounds for Insurance Premiums and Property Taxes (See Section 4.08); (vi) Maintenance, Repairs and Alterations (See Article Six).

     Section 1.13   LANDLORD'S SHARE OF PROFIT ON ASSIGNMENT OR SUBLEASE: (See
     Section 9.05) fifty percent (50%) of the Profit (the "Landlord's Share").

     Section 1.14 RIDERS: The following Riders are attached to and made a part of this Lease: (If none, so state)

     Rider pages 1 through 11, Option to Extend Term Lease Rider, and Exhibits "A", "B", "C", "D", "E", "F" and "G".

                                                        Initials: _____________

                                                                  _____________

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ARTICLE TWO: LEASE TERM

     Section 2.01. LEASE OF PROPERTY FOR LEASE TERM. Landlord leases the Property to Tenant and Tenant leases the Property from Landlord for the Lease Term. The Lease Term is for the period stated in Section 1.05 above and shall begin and end on the dates specified in Section 1.05 above, unless the beginning or end of the Lease Term is changed under any provision of this Lease. The "Commencement Date" shall be the date specified in Section 1.05 above for the beginning of the Lease Term, unless advanced or delayed under any provision of this Lease.

     Section 2.02. DELAY IN COMMENCEMENT. Landlord shall not be liable to Tenant if Landlord does not deliver possession of the Property to Tenant on the Commencement Date. Landlord's non-delivery of the Property to Tenant on that date shall not affect this Lease or the obligations of Tenant under this Lease except that the Commencement Date shall be delayed until Landlord delivers possession of the Property to Tenant and the Lease Term shall be extended for a period equal to the delay in delivery of possession of the Property to Tenant, plus the number of days necessary to end the Lease Term on the last day of a month. If Landlord does not deliver possession of the Property to Tenant within sixty (60) days after the Commencement Date, Tenant may elect to cancel this Lease by given written notice to Landlord within ten (10) days after the sixty
(60) -day period ends. If Tenant gives such notice, the Lease shall be cancelled and neither Landlord nor Tenant shall have any further obligations to the other. If Tenant does not give such notice, Tenant's right to cancel the Lease shall expire and the Lease Term shall commence upon the delivery of possession of the Property to Tenant. If delivery of possession of the Property to Tenant is delayed, Landlord and Tenant shall, upon such delivery, execute an amendment to this Lease setting forth the actual Commencement Date and expiration date of the Lease. Failure to execute such amendment shall not affect the actual Commencement Date and expiration date of the Lease.

     Section 2.03. EARLY OCCUPANCY. If Tenant occupies the Property prior to the Commencement Date, Tenant's occupancy of the Property shall be subject to all of the provisions of this Lease. Early occupancy of the Property shall not advance the expiration date of this Lease. Tenant shall pay Base Rent and all other charges specified in this Lease for the early occupancy period.

     Section 2.04. HOLDING OVER. Tenant shall vacate the Property upon the expiration or earlier termination of this Lease. Tenant shall reimburse Landlord for and indemnify Landlord against all damages which Landlord incurs from Tenant's delay in vacating the Property. If Tenant does not vacate the Property upon the expiration or earlier termination of the Lease and Landlord thereafter accepts rent from Tenant, Tenant's occupancy of the Property shall be a "month-to-month" tenancy, subject to all of the terms of this Lease applicable to a month-to-month tenancy, except that the Base Rent then in effect shall be increased by twenty-five percent (25%).
      See Rider Section 2.05

ARTICLE THREE: BASE RENT

     Section 3.01. TIME AND MANNER OF PAYMENT. Upon execution of this Lease by Landlord and Tenant, Tenant shall pay Landlord the Base Rent in the amount stated in Paragraph 1.12(a) above for the first month of the Lease Term. On the first day of the second month of the Lease Term and each month thereafter, Tenant shall pay Landlord the Base Rent, in advance, without offset, deduction or prior demand. The Base Rent shall be payable at Landlord's address or at such other place as Landlord may designate in writing. See Rider Section 3.01

                                                       Initials: ______________

                                                                 ______________

                                       2
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     Section 3.03.  SECURITY DEPOSIT; INCREASES.

     (a) Upon the execution of this Lease by Landlord and Tenant, Tenant shall deposit with Landlord a cash Security Deposit in the amount set forth in Section
1.10 above. Landlord may apply all or part of the Security Deposit to any unpaid rent or other charges due from Tenant or to cure any other defaults of Tenant. If Landlord uses any part of the Security Deposit, Tenant shall restore the Security Deposit to its full amount within ten (10) days after Landlord's written request. Tenant's failure to do so shall be a material default under this Lease. No interest shall be paid on the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its other accounts and no trust relationship is created with respect to the Security Deposit.

     (b) Each time the Base Rent is increased, Tenant shall deposit additional funds with Landlord sufficient to increase the Security Deposit to an amount which bears the same relationship to the adjusted Base Rent as the initial Security Deposit bore to the initial Base Rent.

     Section 3.04. TERMINATION; ADVANCE PAYMENTS. Upon termination of this Lease under Article Seven (Damage or Destruction), Article Eight (Condemnation) or any other termination not resulting from Tenant's default, and after Tenant has vacated the Property in the manner required by this Lease, Landlord shall refund or credit to Tenant (or Tenant's successor) the unused portion of the Security Deposit, any advance rent or other advance payments made by Tenant to Landlord, and any amounts paid for real property taxes and other reserves which apply to any time periods after termination of the Lease.

ARTICLE FOUR: OTHER CHARGES PAYABLE BY TENANT

     Section 4.01. ADDITIONAL RENT. All charges payable by Tenant other than Base Rent are called "Additional Rent." Unless this Lease provides otherwise, Tenant shall pay all Additional Rent then due with the next monthly installment of Base Rent. The term "rent" shall mean Base Rent and Additional Rent.

     Section 4.02.  PROPERTY TAXES.

     (a) REAL PROPERTY TAXES. Tenant shall pay all real property taxes on the Property (including any fees, taxes or assessments against, or as a result of, any tenant improvements installed on the Property by or for the benefit of Tenant) during the Lease Term. Subject to Paragraph 4.02(c) and Section 4.08 below, such payment shall be made at least ten (10) days prior to the delinquency date of the taxes. Within such ten (10) -day period, Tenant shall furnish Landlord with satisfactory evidence that the real property taxes have been paid. Landlord shall reimburse Tenant for any real property taxes paid by Tenant covering any period of time prior to or after the Lease Term. If Tenant fails to pay the real property taxes when due, Landlord may pay the taxes and Tenant shall reimburse Landlord for the amount of such tax payment as Additional Rent. Alternatively, Landlord may elect to bill Tenant in advance for such taxes and Tenant shall pay Landlord the amount of such taxes, as Additional Rent, at least ten (10) days but not more than thirty (30) days prior to delinquency. Landlord shall pay such taxes prior to delinquency provided Tenant has timely made such payments to Landlord. Any penalty caused by Tenant's failure to timely make such payments shall also be Additional Rent owed by Tenant immediately upon demand.

     (b) DEFINITION OF "REAL PROPERTY TAX." "Real property tax" means: (i) any fee, license fee, license tax, business license fee, commercial rental tax, levy, charge, assessment, penalty or tax imposed by any taxing authority against the Property; (ii) any tax on the Landlord's right to receive, or the receipt of, rent or income from the Property or against Landlord's business of leasing the Property; (iii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Property by any governmental agency; (iv) any tax imposed upon this transaction or based upon a re-assessment of the Property due to a change of ownership, as defined by applicable law, or other transfer of all or part of Landlord's interest in the Property; and (v) any charge or fee replacing any tax previously included within the definition of real property tax. "Real property tax" does not, however, include Landlord's federal or state income, franchise, inheritance or estate taxes.

     (c) JOINT ASSESSMENT. SEE RIDER SECTION 4.02(c)

     (d) PERSONAL PROPERTY TAXES.

         (i) Tenant shall pay all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Tenant. Tenant shall try to have personal property taxed separately from the Property.

         (ii) If any of Tenant's personal property is taxed with the Property, Tenant shall pay Landlord the taxes for the personal property within fifteen (15) days after Tenant receives a written statement from Landlord for such personal property taxes.

     Section 4.03. UTILITIES. Tenant shall pay, directly to the appropriate supplier, the cost of all natural gas, heat, light, power, sewer service, telephone, water, refuse disposal and other utilities, and services supplied to the Property.

                                                       Initials: ______________

                                                                 ______________

                                       3
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     Section 4.04. INSURANCE POLICIES.

     (a) LIABILITY INSURANCE. During the Lease Term, Tenant shall maintain a policy of commercial general liability insurance (sometimes known as broad form comprehensive general liability insurance) insuring Tenant against liability for bodily injury, property damage (including loss of use of property) and personal injury arising out of the operation, use or occupancy of the Property. Tenant shall name Landlord as an additional insured under such policy. The initial amount of such insurance shall be Three Million Dollars ($3,000,000) per occurrence and shall be subject to periodic increase based upon increased liability awards against Tenant. The liability insurance obtained by Tenant under this Paragraph 4.04(a) shall (i) be primary and non-contributing; (ii) contain cross-liability endorsements; and (iii) insure Landlord against Tenant's performance under Section 5.05. if the matters giving rise to the indemnity under Section 5.05 result from the negligence of Tenant. The amount and coverage of such insurance shall not limit Tenant's liability nor relieve Tenant of any other obligation under this Lease. Landlord may also obtain comprehensive public liability insurance in an amount and with coverage determined by Landlord insuring Landlord against liability arising out of ownership, operation, use or occupancy of the Property. The policy obtained by Landlord shall not be contributory and shall not provide primary insurance.

     (b) PROPERTY AND RENTAL INCOME INSURANCE. During the Lease Term, Landlord shall maintain policies of insurance covering loss of or damage to the Property in the full amount of its replacement value. Such policy shall contain an Inflation Guard Endorsement and shall provide protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk), sprinkler leakage and any other perils which Landlord deems reasonably necessary. Landlord shall have the right to obtain flood and earthquake insurance if required by any lender holding a security interest in the Property. Landlord shall not obtain insurance for Tenant's fixtures or equipment or building improvements installed by Tenant on the Property. During the Lease Term, Landlord shall also maintain a rental income insurance policy, with loss payable to Landlord, in an amount equal to one year's Base Rent, plus estimated real property taxes and insurance premiums. Tenant shall be liable for the payment of any deductible amount under all of Tenant's insurance policies maintained pursuant to this Section 4.04. and a deductible not exceed Ten Thousand Dollars ($10,000) under Landlord's insurance policies pursuant to this Section 4.04(b) Tenant shall not do or permit anything to be done which invalidates any such insurance policies.

     (c) PAYMENT OF PREMIUMS. Subject to Section 4.08, Tenant shall pay all premiums for the insurance policies described in Paragraphs 4.04(a) and (b) (whether obtained by Landlord or Tenant) within fifteen (15) days after Tenant's receipt of a copy of the premium statement or other evidence of the amount due, except Landlord shall pay all premiums for non-primary comprehensive public liability insurance which Landlord elects to obtain as provided in Paragraph 4.04(a). For insurance policies maintained by Landlord which cover improvements on the entire Project, Tenant shall pay Tenant's prorated share of the premiums, in accordance with the formula in Paragraph 4.05(e) for determining Tenant's share of Common Area costs. If insurance policies maintained by Landlord cover improvements on real property other than the Project, Landlord shall deliver to Tenant a statement of the premium applicable to the Property showing in reasonable detail how Tenant's share of the premium was computed. If the Lease Term expires before the expiration of an insurance policy maintained by Landlord, Tenant shall be liable for Tenant's prorated share of the insurance premiums. Before the Commencement Date, Tenant shall deliver to Landlord a copy of any policy of insurance which Tenant is required to maintain under this
Section 4.04. At least thirty (30) days prior to the expiration of any such policy, Tenant shall deliver to Landlord a renewal of such policy. As an alternative to providing a policy of insurance, Tenant shall have the right to provide Landlord a certificate of insurance, executed by an authorized officer of the insurance company, showing that the insurance which Tenant is required to maintain under this Section 4.04 is in full force and effect and containing such other information which Landlord reasonably requires.

     (d)  GENERAL INSURANCE PROVISIONS.

          (i) Any insurance which Tenant is required to maintain under this Lease shall include a provision which requires the insurance carrier to give Landlord not less than thirty (30) days' written notice prior to any cancellation or material modification of such coverage.

          (ii) If following three (3) days written notice from Landlord, Tenant fails to deliver any policy, certificate or renewal to Landlord required under this Lease within the prescribed time period or if any such policy is cancelled or modified during the Lease Term without Landlord's consent, Landlord may obtain such insurance, in which case Tenant shall reimburse Landlord for the cost of such insurance within fifteen (15) days after receipt of a statement that indicates the cost of such insurance.

          (iii) Tenant shall maintain all insurance required under this Lease with companies holding a "General Policy Rating" of A-12 or better, as set forth in the most current issue of "Best Key Rating Guide". Landlord and Tenant acknowledge the insurance markets are rapidly changing and that insurance in the form and amounts described in this Section 4.04 may not be available in the future. Tenant acknowledges that the insurance described in this Section 4.04 is for the primary benefit of Landlord. If at any time during the Lease Term, Tenant is unable to maintain the insurance required under the Lease, Tenant shall nevertheless maintain insurance coverage which is customary and commercially reasonable in the insurance industry for Tenant's type of business, as that coverage may change from time to time. Landlord makes no representation as to the adequacy of such insurance to protect Landlord's or Tenant's interest. Therefore, Tenant shall obtain any such additional property or liability insurance which Tenant deems necessary to protect Landlord and Tenant.
     See Rider Section 4.04(e)

                                                   Initials: ________________

                                                             ________________

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          (iv) Unless prohibited under any applicable insurance policies maintained, Landlord and Tenant each hereby waive any and all rights of recovery against the other, or against the officers, employees, agents or representatives of the other, for loss of or damage to its property or the property of others under its control. If such loss or damage is covered by any insurance policy in force (whether or not described in this Lease) at the time of such loss or damage. Upon obtaining the required policies of insurance, Landlord and Tenant shall give notice to the insurance carriers of this mutual waiver of subrogation.
     See Rider Section 4.04(e)
     Section 4.05. COMMON AREAS; USE, MAINTENANCE AND COSTS.

     (a) COMMON AREAS. As used in this Lease, "Common Areas" shall mean all areas within the Project which are available for the common use of tenants of the Project and which are not leased or held for the exclusive use of Tenant or other tenants, including, but not limited to, parking areas, driveways, sidewalks, loading areas, access roads, corridors, landscaping and planted areas. Landlord, from time to time, may change the size, location, nature and use of any of the Common Areas, convert Common Areas into leasable areas, construct additional parking facilities (including parking structures) in the Common Areas, and increase or decrease Common Area land and/or facilities, Tenant acknowledges that such activities may result in inconvenience to Tenant. Such activities and changes are permitted if they do not materially affect Tenant's use of the Property or permanently decrease the number of vehicle parking spaces allocated to Tenant pursuant to this Lease.

     (b) USE OF COMMON AREAS. Tenant shall have the nonexclusive right (in common with other tenants and all others to whom Landlord has granted or may grant such rights) to use the Common Areas for the purposes intended, subject to such reasonable rules and regulations as Landlord may establish from time to time. Tenant shall abide by such reasonable nondiscriminatory rules and regulations and shall use its good faith effort to cause others who use the Common Areas with Tenant's express or implied permission to abide by Landlord's rules and regulations. At any time, Landlord may close any Common Areas to perform any acts in the Common Areas as, in Landlord's judgement, are desirable to improve the Project. Tenant shall not interfere with the rights of Landlord, other tenants or any other person entitled to use the Common Areas.

     (c) SPECIFIC PROVISION RE: VEHICLE PARKING. Tenant shall be entitled to use the number of vehicle parking spaces in the Property allocated to Tenant in
Section 1.11 of the Lease without paying any additional rent. Tenant's parking shall not be reserved and shall be limited to vehicles no larger than standard size automobiles or pickup utility vehicles. Temporary parking of large delivery vehicles in the Property may be permitted by the rules and regulations established by Landlord. Vehicles shall be parked only in striped parking spaces and not in driveways, loading areas or other locations not specifically designated for parking. Handicapped spaces shall only be used by those legally permitted to use them. If Tenant parks more vehicles in the parking area than the number set forth in Section 1.11 of this Lease, such conduct shall be a material breach of this Lease. In addition to Landlord's other remedies under the Lease, Tenant shall pay a daily charge determined by Landlord for each such additional vehicle.
 See Rider Section 4.05 (c)

     (d) MAINTENANCE OF COMMON AREAS. Landlord shall maintain the Common Areas in good order, condition and repair and shall operate the Project, in Landlord's sole discretion, as a first-class industrial/commercial real property development. Tenant shall pay Tenant's pro rata share (as determined below) of all costs incurred by Landlord for the operation and maintenance of the Common Areas. Common Area costs include, but are not limited to, costs and expenses for the following: utilities, water and sewage charges; maintenance of signs (other than tenants' signs); premiums for liability, property damage, fire and other types of casualty insurance on the Common Areas and worker's compensation insurance; all property taxes and assessments levied on or attributable to the Common Areas and all Common Area improvements; all personal property taxes levied on or attributable to personal property used in connection with the common Areas; straight-line depreciation on personal property owned by Landlord which is consumed in the operation or maintenance of the Common Areas; rental or lease payments paid by Landlord for rented or leased personal property used in the operation or maintenance of the Common Areas; fees for required licenses and permits; repairing, resurfacing, repaving, maintaining, painting, lighting, cleaning, refuse removal, security and similar items; Landlord may cause any or all of such services to be provided by third parties and the cost of such services shall be included in Common Area costs. Common Area costs shall not include depreciation of real property which forms part of the Common Areas and "Landlord's Work," as that term is defined in Section 6.07 of this Lease.
See Rider Section 4.05(d)

                                                       Initials: ______________

                                                                 ______________

                                       5
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     (e)  TENANT'S SHARE AND PAYMENT. Tenant shall pay Tenant's annual pro rata share of all Common area costs (prorated for any fractional month) upon written notice from Landlord that such costs are due and payable, and in any event prior to delinquency, Tenant's pro rata share shall be calculated by dividing the square foot area of the Property, as set forth in Section 1.04 of the Lease, by the aggregate square foot area of the Project which is leased or held for lease by tenants, as of the date on which the computation is made, Tenant's initial pro rata share is set out in Paragraph 1.12(b). Any changes in the Common Area costs and/or the aggregate area of the Project leased or held for lease during the Lease Term shall be effective on the first day of the month after such change occurs. Landlord may, at Landlord's election, estimate in advance and charge to Tenant as Common Area costs, all real property taxes for which Tenant is liable under Section 4.02 of the Lease, all insurance premiums for which Tenant is liable under Section 4.04 of the Lease, all maintenance and repair costs for which Tenant is liable under Section 6.04 of the Lease, and all other Common Area costs payable by Tenant hereunder. At Landlord's election, such statements of estimated Common Area costs shall be delivered monthly, quarterly or at any other periodic intervals to be designated by Landlord. Landlord may adjust such estimates at any time based upon Landlord's experience and reasonable anticipation of costs. Such adjustments shall be effective as of the next rent payment date after notice to Tenant. Within sixty (60) days after the end of each calendar year of the Lease Term, Landlord shall deliver to Tenant a statement prepared in accordance with generally accepted accounting principles setting forth, in reasonable detail, the Common Area costs paid or incurred by Landlord during the preceding calendar year and Tenant's pro rata share. Upon receipt of such statement, there shall be an adjustment between Landlord and Tenant, with payment to or credit given by Landlord (as the case may be) so that Landlord shall receive the entire amount of Tenant's share of such costs and expenses for such period.

     Section 4.06. LATE CHARGES. Tenant's failure to pay rent promptly may cause Landlord to incur unanticipated costs. The exact amount of such costs are impractical or extremely difficult to ascertain. Such costs may include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by any ground lease, mortgage or trust deed encumbering the Property. Therefore, if Landlord does not receive any rent payment within ten
(10) days after it becomes due, Tenant shall pay Landlord a late charge equal to ten percent (10%) of the overdue amount. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment.

     Section 4.07. INTEREST ON PAST DUE OBLIGATIONS. Any amount owed by Tenant to Landlord which is not paid when due shall bear interest at the rate of twelve percent (12%) per annum from the due date of such amount. However, interest shall not be payable on late charges to be paid by Tenant under this Lease. The payment of interest on such amounts shall not excuse or cure any default by Tenant under this Lease. If the interest rate specified in this Lease is higher than the rate permitted by law, the interest rate is hereby decreased to the maximum legal interest rate permitted by law.

     Section 4.08. IMPOUNDS FOR INSURANCE PREMIUMS AND REAL PROPERTY TAXES. If required by any lender to whom Landlord has granted a security interest in the Property, or if Tenant is more than ten (10) days late in the payment of rent more than twice in any consecutive twelve (12) month period, Tenant shall pay Landlord a sum equal to one-twelfth (1/12) of the annual real property taxes and insurance premiums payable by Tenant under this Lease, together with each payment of Base Rent. Landlord shall hold such payments in a non-interest bearing impound account. If unknown, Landlord shall reasonably estimate the amount of real property taxes and insurance premiums when due, Tenant shall pay any deficiency of funds in the impound account to Landlord upon written request. If Tenant defaults under this Lease, Landlord may apply any funds in the impound account to any obligation then due under this Lease.
See Rider Section 4.09

ARTICLE FIVE: USE OF PROPERTY

     Section 5.01. PERMITTED USES. Tenant may use the Property only for the Permitted Uses set forth in Section 1.06 above.

     Section 5.02. MANNER OF USE. Tenant shall not cause or permit the Property to be used in any way which constitutes a violation of any law, ordinance, or governmental regulation or order, which annoys or interferes with the rights of tenants of the Project, or which constitutes a nuisance or waste. Tenant shall obtain and pay for all permits, including a Certificate of Occupancy, required for Tenant's occupancy of the Property and shall promptly take all actions necessary to comply with all applicable statutes, ordinances, rules, regulations, orders and requirements regulating the use by Tenant of the Property, including the Occupational Safety and Health Act.

                                                     Initials: _______________

                                                               _______________
                                       6
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     Section 5.04.  SIGNS AND AUCTIONS. Tenant shall not place any signs on the
Property without Landlord's prior written consent. Tenant shall not conduct or permit any auctions or sheriff's sales at the Property.
See Rider Section 5.04

     Section 5.05. INDEMNITY. Tenant shall indemnify Landlord against and hold Landlord harmless from any and all costs, claims or liability to the extent arising from: (a) Tenant's use of the Property; (b) the conduct of Tenant's business or anything else done or permitted by Tenant to be done in or about the Property, including any contamination of the Property or any other property resulting from the presence or use of Hazardous Material caused or permitted by Tenant; (c) any breach or default in the performance of Tenant's obligations under this Lease; (d) any misrepresentation or breach of warranty by Tenant under this Lease; or (e) other acts or omissions of Tenant related to the Property. Tenant shall defend Landlord against any such cost, claim or liability at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for any reasonable legal fees or costs incurred by Landlord in connection with any such claim. As a material part of the consideration to Landlord, Tenant assumes all risk of damage to property or injury to persons in or about the Property arising from any cause, and Tenant hereby waives all claims in respect thereof against Landlord, except for any claim arising out of Landlord's active negligence or willful misconduct. As used in this Section, the term "Tenant" shall include Tenant's employees, agents, contractors and invitees, if applicable.

     Section 5.06. LANDLORD ACCESS. Landlord or its agents may enter the Property upon giving Tenant twenty-four (24) hours notice at all reasonable times to show the Property to potential buyers, investors or tenants or other parties, provided, however, Landlord does not need to give Tenant notice in the case of an emergency; to do any other act or to inspect and conduct tests in order to monitor Tenant's compliance with all applicable environmental laws and all laws governing the presence and use of Hazardous Material; or for any other purpose Landlord deems necessary. Landlord shall give Tenant prior notice of such entry, except in the case of an emergency. During the last six (6) months of the Lease Term, Landlord may place customary "For Sale" or "For Lease" signs on the landscape area of the Property; provided however the foregoing shall not preclude Landlord from attaching signs on the adjoining property.

     Section 5.07. QUIET POSSESSION. If Tenant pays the rent and complies with all other terms of this Lease, Tenant may occupy and enjoy the Property for the full Lease Term, subject to the provisions of this Lease.

ARTICLE SIX: CONDITION OF PROPERTY; MAINTENANCE, REPAIRS AND ALTERATIONS

     Section 6.01. EXISTING CONDITIONS. Except as provided in Section 6.07 of the Rider, Tenant accepts the Property in its condition as of the execution of the Lease, subject to all recorded matters, laws, ordinances, and governmental regulations and orders. Except as provided herein, Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation as to the condition of the Property or the suitability of the Property for Tenant's intended use. Tenant represents and warrants that Tenant has made its own inspection of and inquiry regarding the condition of the Property and is not relying on any representations of Landlord or any Broker with respect thereto. If Landlord or Landlord's Broker has provided a Property Information Sheet or other Disclosure Statement regarding the Property, a copy is attached as an exhibit to the Lease.
See Rider Section 6.01

     Section 6.02. EXEMPTION OF LANDLORD FROM LIABILITY. Landlord shall not be liable for any damage or injury to the person, business (or any loss of income therefrom), goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers or any other person in or about the Property, whether such damage or injury is caused by or results from: (a) fire, steam, electricity, water, gas or rain; (b) the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or any other cause; (c) conditions arising in or about the Property or upon other portions of the Project, or from other sources or places; or (d) any act or omission of any other tenant of the Project, Landlord shall not be liable for any such damage or injury even though the cause of or the means of repairing such damage or injury are not accessible to Tenant. The provisions of this Section 6.02 shall not, however, exempt Landlord from liability for Landlord's active negligence or willful misconduct.

     Section 6.03.  LANDLORD'S OBLIGATIONS.

     (a) Except as provided in Section 6.04, Article Seven (Damage or Destruction) and Article Eight (Condemnation), Landlord shall keep the following in good order, condition and repair: the foundations, exterior walls and roof of the Property (including painting the exterior surface of the exterior walls of the Property not more often than once every five (5) years, if necessary) and all components of electrical, mechanical, plumbing, heating and air conditioning systems and facilities located in the Property which are concealed or used in common by tenants of the Project. However, Landlord shall not be obligated to maintain or repair windows, doors, plate glass or the interior surfaces of exterior walls, Landlord shall make repairs under this
Section 6.03 within a reasonable time after receipt of written notice from Tenant of the need for such repairs.

     (b) Tenant shall pay or reimburse Landlord for all costs Landlord incurs under Paragraph 6.03(a) above as Common Area costs as provided for in Section
4.05 of the Lease. Tenant waives the benefit of any statute in effect now or in the future which might give Tenant the right to make repairs at Landlord's expense or to terminate this Lease due to Landlord's failure to keep the Property in good order, condition and repair.

                                                      Initials: _______________

                                                                _______________

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     Sections 6.04 TENANT'S OBLIGATIONS.

     (a) Except as provided in Section 6.03, Article Seven (Damage or Destruction) and Article Eight (Condemnation), Tenant shall keep all portions of the Property (including structural, nonstructural, interior, systems, Tenant Improvements and equipment) in good order, condition and repair (including interior repainting and refinishing, as needed). If any portion of the Property or any system or equipment in the Property which Tenant is obligated to repair cannot be fully repaired or restored, Tenant shall promptly replace such portion of the Property or system or equipment in the Property, regardless of whether the benefit of such replacement extends beyond the Lease Term; but if the benefit or useful life of such replacement extends beyond the Lease Term (as such term may be extended by exercise of any options), the useful life of such replacement shall be prorated over the remaining portion of the Lease Term (as extended), and Tenant shall be liable only for that portion of the cost which is applicable to the Lease Term (as extended). Tenant shall maintain a preventive maintenance contract providing for the regular inspection and maintenance of the heating and air conditioning system by a licensed heating and air conditioning contractor. If any part of the Property or the Project is damaged by any act or omission of Tenant, Tenant shall pay Landlord the cost of repairing or replacing such damaged property, whether or not Landlord would otherwise be obligated to pay the cost of maintaining or repairing such property. It is the intention of Landlord and Tenant that at all times Tenant shall maintain the portions of the Property which Tenant is obligated to maintain in an attractive, first-class and fully operative condition.

     (b) Tenant shall fulfill all of Tenant's obligations under this Section
6.04 at Tenant's sole expense. If Tenant fails to maintain, repair or replace the Property as required by this Section 6.04, or diligently commence to rectify and cure the same within ten (10) days after notice from Landlord (except that no notice shall be required in the case of an emergency), Landlord may enter the Property and perform such maintenance or repair (including replacement, as needed) on behalf of Tenant. In such case, Tenant shall reimburse Landlord for all costs incurred in performing such maintenance or repair immediately upon demand.

     Section 6.05. ALTERATIONS, ADDITIONS, AND IMPROVEMENTS

     (a) Tenant shall not make any alterations, additions, or improvements to the Property without Landlord's prior written consent, except for non-structural alterations which do not exceed Ten Thousand Dollars ($10,000) in cost cumulatively per twelve (12) month period and which are not visible from the outside of any building of which the Property is part. After the Lease Commencement Date and if Tenant's net worth is less than Twenty-four Million and No/100 Dollars ($24,000,000.00). Landlord may require Tenant to provide demolition and/or lien and completion bonds in form and amount satisfactory to Landlord. Tenant shall promptly remove any alterations, additions, or improvements constructed in violation of this Paragraph 6.05(a) upon Landlord's written request. All alterations, additions, and improvements shall be done in a good and workmanlike manner, in conformity with all applicable laws and regulations, and by a contractor approved by Landlord. Within sixty (60) days after completion of any such work, Tenant shall provide Landlord with "as built" plans, copies of all construction contracts, and proof of payment for all labor and materials.

     (b) Tenant shall pay when due all claims for labor and material furnished to the Property. Tenant shall give Landlord at least twenty (20) days' prior written notice of the commencement of any work on the Property, regardless of whether Landlord's consent to such work is required. Landlord may elect to record and post notices of non-responsibility on the Property.

     Section 6.06. CONDITION UPON TERMINATION. Upon termination of the Lease, Tenant shall surrender the Property to Landlord, broom clean and in the same condition as received except for ordinary wear and tear which Tenant was not otherwise obligated to remedy under any provision of this Lease. However, Tenant shall not be obligated to repair any damage which Landlord is required to repair under Article Seven (Damage or Destruction). In addition,it shall be in Landlord's sole discretion whether or not Tenant shall remove the Tenant Improvements, any alterations, additions or improvements (whether or not made with Landlord's consent) prior to the expiration of the Lease and to restore the Property to its prior condition, all at Tenant's expense. Notwithstanding the foregoing, Tenant may request at the time it seeks Landlord's consent to an alteration, addition or improvement, that Landlord state in writing at the time it grants approval whether or not removal will be required at the expiration of this Lease. Such request shall specifically cite this Lease provision and Landlord's obligation to make such statement. All alterations, additions and improvements which Landlord has not required Tenant to remove shall become Landlord's property and shall be surrendered to Landlord upon the expiration or earlier termination of the Lease, except that Tenant may remove any of Tenant's machinery or equipment which can be removed without material damage to the Property. Tenant shall repair, at Tenant's expense, any damage to the Property caused by the removal of any such machinery or equipment. SEE RIDER SECTION 6.07.

ARTICLE SEVEN: DAMAGE OR DESTRUCTION

     Section 7.01 PARTIAL DAMAGE TO PROPERTY.

     (a) Tenant shall notify Landlord in writing immediately upon the occurrence of any damage to the Property. If the Property is only partially damaged (i.e., less than fifty percent (50%) of the Property is untenantable as a result of such damage or less than fifty (50%) of Tenant's operations are materially impaired) and if the proceeds received by Landlord from the insurance policies described in Paragraph 4.04(b) are sufficient to pay for the necessary repairs, this Lease shall remain in effect and Landlord shall repair the damage as soon as reasonably possible. Landlord may elect (but is not required) to repair any damage to Tenant's fixtures, equipment, or improvements.

                                                   Initials: ________________

                                                             ________________

     (b) If the insurance proceeds received by Landlord are not sufficient to pay the entire cost of repair, or if the cause of the damage is not covered by the insurance policies which Landlord is obligated to maintain under Paragraph 4.04(b). Landlord may elect either to (i) repair the damage as soon as reasonably possible, in which case this Lease shall remain in full force and effect, or (ii) terminate this Lease as of the date the damage occurred. Landlord shall notify Tenant within thirty (30) days after receipt of notice of the occurrence of the damage whether Landlord elects to repair the damage or terminate the Lease. If Landlord elects to repair the damage, Tenant shall pay Landlord the "deductible amount" (if any) but not to exceed Ten Thousand Dollars ($10,000.00) in the aggregate for any one (i) occurrence under Landlord's insurance policies and, if the damage was due to an act or omission of Tenant, or Tenant's employees, agents, contractors or invitees, the difference between the actual cost of repair and any insurance proceeds received by Landlord. If Landlord elects to terminate this Lease, Tenant may elect to continue this Lease in full force and effect, in which case Tenant shall repair any damage to the Property and any building in which the Property is located. Tenant shall pay the cost of such repairs, except that upon satisfactory completion of such repairs, Landlord shall deliver to Tenant any insurance proceeds received by Landlord for the damage repaired by Tenant. Tenant shall give Landlord written notice of such election within ten (10) days after receiving Landlord's termination notice.

     (c) If the damage to the Property occurs during the last twelve (12) months of the Lease Term and such damage will require more than thirty (30) days to repair, either Landlord or Tenant may elect to terminate this Lease as of the date the damage occurred, regardless of the sufficiency of any insurance proceeds. The party electing to terminate this Lease shall give written notification to the other party of such election within thirty (30) days after Tenant's notice to Landlord of the occurrence of the damage.

     Section 7.02. SUBSTANTIAL OR TOTAL DESTRUCTION. If the Property is substantially or totally destroyed by any cause whatsoever (i.e., the damage to the Property is greater than partial damage as described in Section 7.01), and regardless of whether Landlord receives any insurance proceeds, this Lease shall terminate the later of (i) the date the destruction occurred, and (ii) the date Tenant ceases to do business at the Property. Notwithstanding the preceding sentence, if the Property can be rebuilt within six (6) months after the date of destruction, Landlord may elect to rebuild the Property at Landlord's own expense, in which case this Lease shall remain in full force and effect. Landlord shall notify Tenant of such election within thirty (30) days after Tenant's notice of the occurrence of total or substantial destruction. If Landlord so elects, Landlord shall rebuild the Property at Landlord's sole expense, except that if the destruction was caused by an act or omission of Tenant, Tenant shall pay Landlord the difference between the actual cost of rebuilding and any insurance proceeds received by Landlord.

     Section 7.03. TEMPORARY REDUCTION OF RENT. If the Property is destroyed or damaged and Landlord or Tenant repairs or restores the Property pursuant to the provisions of this Article Seven, any rent payable during the period of such damage, repair and/or restoration shall be reduced according to the degree, if any, to which Tenant's use of the Property is impaired. Except for such possible reduction in Base Rent, insurance premiums and real property taxes and other periodic payments. Tenant shall not be entitled to any compensation, reduction, or reimbursement from Landlord as a result of any damage, destruction, repair, or restoration of or to the Property.

     Section 7.04. WAIVER. Tenant waives the protection of any statute, code or judicial decision which grants a tenant the right to terminate a lease in the event of the substantial or total destruction of the leased property. Tenant agrees that the provisions of Section 7.02 above shall govern the rights and obligations of Landlord and Tenant in the event of any substantial or total destruction to the Property.

ARTICLE EIGHT: CONDEMNATION

     If all or any portion of the Property is taken under the power of eminent domain or sold under the threat of that power (all of which are called "Condemnation"), this Lease shall terminate as to the part taken or sold on the date the condemning authority takes title or possession, whichever occurs first. If more than ten percent (10%) of the floor area of the building in which the Property is located, or which is located on the Property, is taken, either Landlord or Tenant may terminate this Lease as of the date the condemning authority takes title or possession, by delivering written notice to the other within ten (10) days after receipt of written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority takes title or possession). If neither Landlord nor Tenant terminates this Lease, this Lease shall remain in effect as to the portion of the Property not taken, except that the Base Rent and Additional Rent shall be reduced in proportion to the reduction in the floor area of the Property. Any Condemnation award or payment shall be distributed in the following order: (a) first, to any ground lessor, mortgagee or beneficiary under a deed of trust encumbering the Property, the amount of its interest in the Property; (b) second, to Tenant, only the amount of any award specifically designated for loss of or damage to Tenant's trade fixtures or removable personal property; and (c) third, to Landlord, the remainder of such award, whether as compensation for reduction in the value of the leasehold, the taking of the fee, or otherwise. If this Lease is not terminated, Landlord shall repair any damage to the Property caused by the Condemnation, except that Landlord shall not obligated to repair any damage for which Tenant has been reimbursed by the condemning authority. If the severance damages received by Landlord are not sufficient to pay for such repair, Landlord shall have the right to either terminate this Lease or make such repair at Landlord's expense.

                                                     Initials: _______________

                                                               _______________

ARTICLE NINE:  ASSIGNMENT AND SUBLETTING

     Section 9.01. LANDLORD'S CONSENT REQUIRED. No portion of the Property or of Tenant's interest in this Lease may be acquired by any other person or entity, whether by sale, assignment, mortgage, sublease, transfer, operation of law, or act of Tenant, without Landlord's prior written consent, except as provided in Section 9.02 below. Landlord has the right to grant or withhold its consent as provided in Section 9.05 below. Any attempted transfer without consent shall be void and shall constitute a non-curable breach of this Lease. If Tenant is a partnership, any cumulative transfer of more than twenty percent (20%) of the partnership interests shall require Landlord's consent.

     Section 9.02. TENANT AFFILIATE. Tenant may assign this Lease or sublease the Property, without Landlord's consent, to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from the merger of or consolidation with Tenant or from a sale of substantially all of the stock or assets of Tenant ("Tenant's Affiliate"). In such case, any Tenant's Affiliate shall assume in writing all of Tenant's obligations under this Lease.

     Section 9.03. NO RELEASE OF TENANT. No transfer permitted by this Article Nine, whether with or without Landlord's consent, shall release Tenant or change Tenant's Primary liability to pay the rent and to perform all other obligations of Tenant under this Lease. Landlord's acceptance of rent from any other person is not a waiver of any provision of this Article Nine. Consent to one transfer is not a consent to any subsequent transfer. If Tenant's transferee defaults under this Lease, Landlord may proceed directly against Tenant without pursuing remedies against the transferee. Landlord may consent to subsequent assignments or modifications of this Lease by Tenant's transferee, without notifying Tenant or obtaining its consent. Such action shall not relieve Tenant's liability under this Lease.

     Section 9.05.  LANDLORD'S CONSENT.

     (a) Tenant's request for consent to any transfer described in Section 9.01 shall set forth in writing the details of the proposed transfer, including the name, business and financial condition of the prospective transferee, financial details of the proposed transfer (e.g., the term of and the rent and security deposit payable under any proposed assignment or sublease), and any other information Landlord deems relevant. Landlord shall have the right to terminate this Lease or to withhold consent, if reasonable, or to grant consent, based on the following factors: (i) the business of the proposed assignee or subtenant and the proposed use of the Property; (ii) the financial worth and/or financial stability of the proposed assignee or subtenant in light of the responsibilities to be undertaken in connection with the assignment or sublease on the date the consent is requested; (iii) Tenant's compliance with all of its obligations under this Lease; and (iv) such other factors as Landlord may reasonably deem relevant. If Landlord objects to a proposed assignment solely because of the net worth and/or financial reputation of the proposed assignee, Tenant may nonetheless sublease (but not assign), all or a portion of the Property to the proposed transferee, but only on the other terms of the proposed transfer.

     (b)  If Tenant assigns or subleases, the following shall apply:

          (i) Tenant shall pay to Landlord as Additional Rent under the Lease the Landlord's Share (stated in Section 1.13) of the Profit (defined below) on such transaction as and when received by Tenant, unless Landlord gives written notice to Tenant and the assignee or subtenant that Landlord's Share shall be paid by the assignee or subtenant to Landlord directly. The "Profit" means (A) all amounts paid to Tenant for such assignment or sublease, including "key" money, monthly rent in excess of the monthly rent payable under the Lease, and all fees and other consideration paid for the assignment or sublease, including fees under any collateral agreements, less (B) costs and expenses directly incurred by Tenant in connection with the execution and performance of such assignment or sublease for real estate broker's commissions and costs of renovation or construction of tenant improvements required under such assignment or sublease. Tenant is entitled to recover such costs and expenses before Tenant is obligated to pay the Landlord's Share to Landlord. The Profit in the case of a sublease of less than all the Property is the rent allocable to the subleased space as a percentage on a square footage basis.

          (ii) Tenant shall provide Landlord a written statement certifying all amounts to be paid from any assignment or sublease of the Property within thirty (30) days after the transaction documentation is signed, and Landlord may inspect Tenant's books and records to verify the accuracy of such statement. On written request, Tenant shall promptly furnish to Landlord copies of all the transaction documentation, all of which shall be certified by Tenant to be complete, true and correct. Landlord's receipt of Landlord's Share shall not be a consent to any further assignment or subletting. The breach of Tenant's obligation under this Paragraph 9.05(b) shall be a material default of the Lease.

     (c)  See Rider Section 9.05(c)

     Section 9.06. NO MERGER. No merger shall result from Tenant's sublease of the Property under this Article Nine, Tenant's surrender of this Lease or the termination of this Lease in any other manner. In any such event, Landlord may terminate any or all subtenancies or succeed to the interest of Tenant as sublandlord under any or all subtenancies.

                                                 Initials: __________________

                                                           __________________

ARTICLE TEN: DEFAULTS; REMEDIES

     Section 10.01. COVENANTS AND CONDITIONS. Tenant's performance of each of Tenant's obligations under this Lease is a condition as well as a covenant. Tenant's right to continue in possession of the Property is conditioned upon such performance. Time is of the essence in the performance of all covenants and conditions.

     Section 10.02 DEFAULTS. Tenant shall be in material default under this
Lease:

     (a) If Tenant abandons the Property and rent payments are discontinued, or if Tenant's vacation of the Property results in the cancellation of any insurance described in Section 4.04;

     (b) If Tenant fails to pay rent or any other charge when due; See Rider
Section 10.02 (b)

     (c) If Tenant fails to perform any of Tenant's non-monetary obligations under this Lease for a period of thirty (30) days after written notice from Landlord; provided that if more than thirty (30) days are required to complete such performance, Tenant shall not be in default if Tenant commences such performance within the thirty (30) -day period and thereafter diligently pursues its completion. However, Landlord shall not be required to give such notice if it is physically impossible for Tenant to cure a breach of this Lease. The notice required by this Article 10 is intended to satisfy any and all notice requirements imposed by law on Landlord and is not in addition to any such requirement.

     (d) (i) If Tenant makes a general assignment or general arrangement for the benefit of creditors; (ii) if a petition for adjudication of bankruptcy or for reorganization or rearrangement is filed by or against Tenant and is not dismissed within thirty (30) days; (iii) if a trustee or receiver is appointed to take possession of substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease and possession is not restored to Tenant within sixty (60) days; or (iv) if substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease is subjected to attachment, execution or other judicial seizure which is not discharged within thirty (30) days. If a court of competent jurisdiction determines that any of the acts described in this subparagraph (d) is not a default under this Lease, and a trustee is appointed to take possession (or if Tenant remains a debtor in possession) and such trustee or Tenant transfers Tenant's interest hereunder, then Landlord shall receive, as Additional Rent, the excess, if any, of the rent (or any other consideration) paid in connection with such assignment or sublease over the rent payable by Tenant under this Lease.

     (e) If any guarantor of the Lease revokes or otherwise terminates, or purports to revoke or otherwise terminate, any guaranty of all or any portion of Tenant's obligations under the Lease. Unless otherwise expressly provided, no guaranty of the Lease is revocable.

     Section 10.03. REMEDIES. On the occurrence of any material default by Tenant, Landlord may, at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have:

     (a) Terminate Tenant's right to possession of the Property by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Property to Landlord. If Tenant shall be served with a demand for the payment of past due rent or any other charge, any payments rendered thereafter to cure any default by Tenant shall be made only by cashier's check. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including
(i) the worth at the time of the award of the unpaid Base Rent, Additional Rent and other charges which Landlord had earned at the time of the termination; (ii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which Landlord would have earned after termination until the time of the award exceeds the amount of such rental loss that Tenant proves Landlord could have reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which Tenant would have paid for the balance of the Lease term after the time of award exceeds the amount of such rental loss that Tenant proves Landlord could have reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under the Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any costs or expenses Landlord incurs in maintaining or preserving the Property after such default, the cost of recovering possession of the Property, expenses of reletting, including necessary renovation or alteration of the Property, Landlord's reasonable attorneys' fees incurred in connection therewith, and any real estate commission paid or payable. As used in subparts (i) and (ii) above, the "worth at the time of the award" is computed by allowing interest on unpaid amounts at the rate of fifteen percent (15%) per annum, or such lesser amount as may then be the maximum lawful rate. As used in subpart (iii) above, the "worth at the time of the award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%). If Tenant has abandoned the Property, Landlord shall have the option of (i) retaking possession of the Property and recovering from Tenant the amount specified in this Paragraph 10.03(a) or (iii) proceeding under Paragraph 10.03(b).

     (b) Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant has abandoned the Property. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due; Landlord shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations);

     (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state in which the Property is located.

                                              Initials: _________________

                                                        _________________

     Section 10.04. REPAYMENT OF "FREE" RENT. If this Lease provides for a postponement of any monthly rental payments, a period of "free" rent or other rent concession, such postponed rent or "free" rent is called the "Abated Rent". Tenant shall be credited with having paid all of the Abated Rent on the expiration of the Lease Term only if Tenant has fully, faithfully, and punctually performed all of Tenant's obligations hereunder, including the payment of all rent (other than the Abated Rent) and all other monetary obligations and the surrender of the Property in the physical condition required by this Lease. Tenant acknowledges that its right to receive credit for the Abated Rent is absolutely conditioned upon Tenant's full, faithful and punctual performance of its obligations under this Lease. If Tenant defaults and does not cure within any applicable grace period, or within three (3) days after written notice from Landlord if no grace period applies the Abated Rent shall immediately become due and payable in full and this Lease shall be enforced as if there were no such rent abatement or other rent concession. In such case Abated Rent shall be calculated based on the full initial rent payable under this Lease.

     Section 10.05. AUTOMATIC TERMINATION. Notwithstanding any other term or provision hereof to the contrary, the Lease shall terminate on the occurrence of any act which affirms the Landlord's intention to terminate the Lease as provided in Section 10.03 hereof, including the filing of an unlawful detainer action against Tenant. On such termination, Landlord's damages for default shall include all costs and fees, including reasonable attorneys' fees that Landlord incurs in connection with the filing, commencement, pursuing and/or defending of any action in any bankruptcy court or other court with respect to the Lease;
the obtaining of relief from any stay in bankruptcy restraining any action to evict Tenant; or the pursuing of any action with respect to Landlord's right to possession of the Property. All such damages suffered (apart from Base Rent and other rent payable hereunder) shall constitute pecuniary damages which must be reimbursed to Landlord prior to assumption of the Lease by Tenant or any successor to Tenant in any bankruptcy or other proceeding.

     Section 10.06. CUMULATIVE REMEDIES. Landlord's exercise of any right or remedy shall not prevent it from exercising any other right or remedy.

ARTICLE ELEVEN:  PROTECTION OF LENDERS

     Section 11.01. SUBORDINATION. Landlord shall have the right to subordinate this Lease to any ground lease, deed of trust or mortgage encumbering the Property, any advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded. Tenant shall cooperate with Landlord and any lender which is acquiring a security interest in the Property or the Lease. Tenant shall execute such further documents and assurances as such lender may require, in: the form attached hereto as Exhibit "B" or such other form as is then required by Landlord's lender, provided that Tenant's obligations under this Lease shall not be increased in any material way (the performance of ministerial acts shall not be deemed material), and Tenant shall not be deprived of its rights under this Lease. Tenant's right to quiet possession of the Property during the Lease Term shall not be disturbed if Tenant pays the rent and performs all of Tenant's obligations under this Lease and is not otherwise in default Landlord shall use commercially reasonable efforts to provide Tenant with a nondisturbance agreement in a commercially reasonable form from Landlord's presently existing lender. If any ground lessor, beneficiary or mortgagee elects to have this Lease prior to the lien of its ground lease, deed of trust or mortgage and gives written notice thereof to Tenant, this Lease shall be deemed prior to such ground lease, deed of trust or mortgage whether this Lease is dated prior or subsequent to the date of said ground lease, deed of trust or mortgage or the date of recording thereof. Tenant waives the provisions of any current or future statute, rule or law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Tenant hereunder in the event of any foreclosure proceeding or sale.

     Section 11.02. ATTORNMENT. If Landlord's interest in the Property is acquired by any ground lessor, beneficiary under a deed of trust, mortgagee, or purchaser at a foreclosure sale. Tenant shall attorn to the transferee of or successor to Landlord's interest in the Property and recognize such transferee or successor as Landlord under this Lease. Tenant waives the protection of any statute or rule of law which gives or purports to give Tenant any right to terminate this Lease or surrender possession of the Property upon the transfer of Landlord's interest.

     Section 11.03. SIGNING OF DOCUMENTS. Tenant shall sign and deliver any instrument or documents necessary or appropriate to evidence any such attornment or subordination or agreement to do so. If Tenant fails to do so within ten (10) days after written request the contents of the document shall be deemed true and enforceable against Tenant, and third parties may rely thereon.

     Section 11.04.  ESTOPPEL CERTIFICATES.

     (a) Upon Landlord's written request. Tenant shall execute, acknowledge and deliver to Landlord a written statement in the form attached hereto as Exhibit "C" or such other commercially reasonable form as is then required by Landlord's lender, certifying: (i) that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed);
(ii) that this Lease has not been cancelled or terminated; (iii) the last date of payment of the Base Rent and other charges and the time period covered by such payment; (iv) that Landlord is not default under this Lease (or, if Landlord is claimed to be in default, stating why); and (v) such other representations or information with respect to Tenant or the Lease as Landlord may reasonably request or which any prospective purchaser or encumbrancer of the Property may require. Tenant shall deliver such statement to Landlord within twenty (20) days after Landlord's request. Landlord may give any such statement by Tenant to any prospective purchaser or encumbrancer of the Property. Such purchaser or encumbracer may rely conclusively upon such statement as true and correct.

     (b)  If Tenant does not deliver such statement to Landlord within such ten
(10)-day period, Landlord, and any prospective purchaser or encumbrancer, may conclusively presume and rely upon the following facts: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (ii) that this Lease has not been cancelled or terminated except as otherwise represented by Landlord; (iii) that not more than one month's Base Rent or other charges have been paid in advance; and (iv) that Landlord is not in default under the Lease. In such event, Tenant shall be estopped from denying the truth of such facts.

                                                    Initials ___________________

                                                             ___________________

     Section 11.05. TENANT'S FINANCIAL CONDITION. Within ten (10) days after written request from Landlord. Tenant shall deliver to Landlord such financial statements as Landlord reasonably requires to verify the net worth of Tenant or any assignee, subtenant, or guarantor of Tenant. In addition, Tenant shall deliver to any lender designated by Landlord any financial statements required by such lender to facilitate the financing or refinancing of the Property. Tenant represents and warrants to Landlord that each such financial statement is a true and accurate statement as of the date of such statement. All financial statements shall be confidential and shall be used only for the purpose set forth in this Lease.

 SEE RIDER SECTION 11.05
ARTICLE TWELVE: LEGAL COSTS

     Section 12.01. LEGAL PROCEEDINGS. If Tenant or Landlord shall be in breach or default under this Lease, such party (the "Defaulting Party") shall reimburse the other party (the "Nondefaulting Party") upon demand for any costs or expenses that the Nondefaulting Party incurs in connection with any breach or default of the Defaulting Party under this Lease, whether or not suit is commenced or judgement entered. Such costs shall include legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Furthermore, if any action for breach of or to enforce the provisions of this Lease is commenced, the court in such action shall award to the party in whose favor a judgement is entered, a reasonable sum as attorneys' fees and cost. The losing party in such action shall pay such attorneys' fees and costs. Tenant shall also indemnify Landlord against and hold Landlord harmless from all cost, expenses, demands and liability Landlord may incur if Landlord becomes or is made a party to any claim or action (a) instituted by Tenant against any third party, or by any third party against Tenant, or by or against any person holding any interest under or using the Property by license of or agreement with Tenant; (b) for foreclosure of any lien for labor or material furnished to or for Tenant or such other person; (c) otherwise arising out of or resulting from any act or transaction of Tenant or such other person; or (d) necessary to protect Landlord's interest under this Lease in a bankruptcy proceeding, or other proceeding under Title 11 of the United States Code, as amended. Tenant shall defend Landlord against any such claim or action at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for any legal fees or costs Landlord incurs in any such claim or action.

     Section 12.02. LANDLORD'S CONSENT. Tenants shall pay Landlord's reasonable attorneys' fees incurred in connection with Tenant's request for Landlord's consent under Article Nine (Assignment and Subletting), or in connection with any other act which Tenant proposes to do and which requires Landlord's consent.

ARTICLE THIRTEEN:  MISCELLANEOUS PROVISIONS

     Section 13.01. NON-DISCRIMINATION. Tenant promises, and it is a condition to the continuance of this Lease, that there will be no discrimination against, or segregation of, any person or group of persons on the basis of race, color, sex, creed, national origin or ancestry in the leasing, subleasing, transferring, occupancy, tenure or use of the Property or any portion thereof.

     Section 13.02.  LANDLORD'S LIABILITY; CERTAIN DUTIES.

     (a) As used in this Lease, the term "Landlord" means only the current owner or owners of the fee title to the Property or Project or the leasehold estate under a ground lease of the Property or Project at the time in question. Each Landlord is obligated to perform the obligations of Landlord under this Lease only during the time such Landlord owns such interest or title. Any Landlord who transfers its title or interest is relieved of all liability, provided that transferee assumes such liability, with respect to the obligations of Landlord under this Lease to be performed on or after the date of transfer. However, each Landlord shall deliver to its transferee all funds that Tenant previously paid if such funds have not yet been applied under the terms of this Lease.

     (b) Tenant shall give written notice of any failure by Landlord to perform any of its obligations under this Lease to Landlord and to any ground lessor, mortgagee or beneficiary under any deed of trust encumbering the Property whose name and address have been furnished to Tenant in writing. Landlord shall not be in default under this Lease unless Landlord (or such ground lessor, mortgagee or beneficiary) fails to cure such non-performance within thirty (30) days after receipt of Tenant's notice. However, if such non-performance reasonably requires more than thirty (30) days to cure, Landlord shall not be in default if such cure is commenced within such thirty (30) -day period and thereafter diligently pursued to completion.

     (c) Notwithstanding any term or provision herein to the contrary, the liability of Landlord for the performance of its duties and obligations under this Lease is limited to Landlord's interest in the Property and the Project and all rents, profits and issues therefrom and neither the landlord nor its partners, shareholders, officers or other principals shall have any personal liability under the Lease.

     Section 13.03. SEVERABILITY. A determination by a court of competent jurisdiction that any provisions of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision or this Lease, which shall remain in full force and effect.

     Section 13.04 INTERPRETATION. The captions of the Articles or Sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine and neuter genders shall each include the other. In any provision relating to the conduct, acts or omissions of Tenant, the term "Tenant" shall include Tenant's agents, employees, contractors, invitees, successors or others using the Property with Tenant's expressed or implied permission.

                                                  Initials: __________________

                                                            __________________

     Section 13.05. INCORPORATION OF PRIOR AGREEMENTS; MODIFICATIONS. This Lease is the only agreement between the parties pertaining to the lease of the Property and no other agreements are effective. All amendments to this Lease shall be in writing and signed by all parties. Any other attempted amendment shall be void.

     Section 13.06. NOTICES. All notices required or permitted under this Lease shall be in writing and shall not be personally delivered or sent by certified mail, return receipt requested, postage prepaid. Notices to Tenant shall be delivered to the address specified in Section 1.03 above, except that upon Tenant's taking possession of the Property, the Property shall be Tenant's address for notice purposes. Notices to Landlord shall be delivered to the address specified in Section 1.02 above. All notices shall be effective upon delivery. Either party may change its notice address upon written notice to the other party.

See Rider Section 13.06

     Section 13.07. WAIVERS. All waivers must be in writing and signed by the waiving party. Landlord's failure to enforce any provision of this Lease or its acceptance of rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of such statement.

     Section 13.08. NO RECORDATION. Tenant shall not record this Lease without prior written consent from Landlord. However, either Landlord or Tenant may require that a "Short Form" memorandum of this Lease executed by both parties be recorded. The party requiring such recording shall pay all transfer taxes and recording fees.

     Section 13.09. BINDING EFFECT; CHOICE OF LAW. This Lease binds any party who legally acquires any rights or interest in this Lease from Landlord or Tenant. However, Landlord shall have no obligation to Tenant's successor unless the rights or interests of Tenant's successor are acquired in accordance with the terms of this Lease. The laws of the state in which the Property is located shall govern this Lease.

     Section 13.10. CORPORATE AUTHORITY; PARTNERSHIP AUTHORITY; If Tenant is a corporation, each person signing this Lease on behalf of Tenant represents and warrants that he has full authority to do so and that this Lease binds the corporation. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a copy of a general authorizing resolution of Tenant's Board of Directors authorizing the execution of leases and agreements or other evidence of such authority reasonably acceptable to Landlord. If Tenant is a partnership, each person or entity signing this Lease for Tenant represents and warrants that he or it is a general partner of the partnership, that he or it has full authority to sign for the partnership and that this Lease binds the partnership and all general partners of the partnership. Tenant shall give written notice to Landlord of any general partner's withdrawal or addition. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a copy of Tenant's recorded statement of partnership or certificate of limited partnership.

     Section 13.11. JOINT AND SEVERAL LIABILITY. All parties signing this Lease as Tenant shall be jointly and severally liable for all obligations of Tenant.

     Section 13.12. FORCE MAJEURE. If Landlord or Tenant cannot perform any of its obligations due to events beyond such applicable party's control except with respect to rent obligation to be paid by Tenant pursuant to this Lease the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events. Events beyond Landlord's or Tenant's control include, but are not limited to, acts of God, war, civil commotion, labor disputes, strikes, fire, flood or other casualty, shortages of labor or material, government regulation or restriction and weather conditions.

     Section 3.13. EXECUTION OF LEASE. This Lease may be executed in counterparts and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument. Landlord's delivery of this Lease to Tenant shall not be deemed to be an offer to lease and shall be binding upon either party until executed and delivered by both parties.

     Section 13.14. SURVIVAL. All representations and warranties of Landlord and Tenant shall survive the termination of this Lease.


ARTICLE FOURTEEN: BROKERS

     Section 14.01. BROKER'S FEE. When this Lease is signed by and delivered to both Landlord and Tenant. Landlord shall pay a real estate commission to Tenant's Broker pursuant to a separate agreement executed between Landlord and Tenant's Broker prior to lease execution Landlord's Broker named in Section 1.08 above, if any, as provided in the written agreement between Landlord and Landlord's Broker, or the sum stated in Section 1.09 above for services rendered to Landlord by Landlord's Broker in this transaction. Landlord shall pay Landlord's Broker a commission if Tenant exercises any option to extend the Lease Term or to buy the Property, or any similar option or right which Landlord may grant to Tenant, or if Landlord's Broker is the procuring cause of any other lease or sale entered into between Landlord and Tenant covering the Property. Such commission shall be the amount set forth in Landlord's Broker's commission schedule in effect as of the execution of this Lease. If a Tenant's Broker is named in Section 1.08 above, Landlord's Broker shall pay an appropriate portion of its commission to Tenant's Broker if so provided in any agreement between Landlord's Broker and Tenant's Broker. Nothing contained in this Lease shall impose any obligation on Landlord to pay a commission or fee to any party other than Landlord's Broker and Tenant's Broker.

     Section 14.02. Protection of brokers. If Landlord sells the Property, or assigns Landlord's interest in this Lease, the buyer or assignee shall, by accepting such conveyance of the Property or assignment of the Lease, be conclusively deemed to have agreed to make all payments to Landlord's Broker thereafter required of Landlord under this Article Fourteen. Landlord's Broker and Tenant's Broker shall have the right to bring a legal action to enforce or declare rights under this provision. The prevailing party in such action shall be entitled to reasonable attorneys' fees to be paid by the losing party. Such attorneys' fees shall be fixed by the court in such action. This
Paragraph is included in this Lease for the benefit of Landlord's Broker and Tenant's Broker.

                                                  Initials: ________________

                                                            ________________

     Section 14.03 BROKER'S DISCLOSURE OF AGENCY. Landlord's Broker hereby discloses to Landlord and Tenant and Landlord and Tenant hereby consent to Landlord's Broker acting in this transaction as the agent of (check one):

     xx   Landlord exclusively or
     --

     [ ]  both Landlord and Tenant.


     Section 14.04. NO OTHER BROKERS. Tenant represents and warrants to Landlord that the brokers named in Section 1.08 above are the only agents, brokers, finders or other parties with whom Tenant has dealt and Tenant has no knowledge of any other brokers who are or may be entitled to any commission or fee with respect to this Lease or the Property.

     ADDITIONAL PROVISIONS MAY BE SET FORTH IN A RIDER OR RIDERS ATTACHED HERETO OR IN THE BLANK SPACE BELOW. IF NO ADDITIONAL PROVISIONS ARE INSERTED, PLEASE DRAW A LINE THROUGH THE SPACE BELOW.






     Landlord and Tenant have signed this Lease at the place and on the dates specified adjacent to their signatures below and have initialled all Riders which are attached to or incorporated by reference in this Lease.

                                              "LANDLORD"

Signed on ------------, 19----    MAJESTIC REALTY CO., A California corporation


at----------------------------    By:/s/ [SIGNATURE ILLEGIBLE]^^
                                     ---------------------------

                                  Its:__________________________

                                  By:/s/ [SIGNATURE ILLEGIBLE]^^
                                     ---------------------------


                                  PATRICIAN ASSOCIATES, INC., a California corporation

                                  By: /s/ Jon M Jacobson
                                      --------------------------

                                  Its: Vice President
                                       -------------------------

                                  By:/s/[SIGNATURE ILLEGIBLE]^^
                                     ---------------------------

                                  Its: Vice President
                                       ------------------------

                                              "TENANT"

Signed on December 21, 1998       HOT TOPIC ADMINISTRATION, INC., a California
          --------------------
                                   corporation

at Pomane, California             By: /s/ ORVAL MADDEN
   ---------------------------        -------------------------------

                                  Its: ORVAL MADDEN, PRESIDENT
                                      -------------------------------

                                  By: MARC R BERTONE
                                      -------------------------------

                                  Its: MARC R. BERTONE VICE PRESIDENT
                                       ------------------------------


     IN ANY REAL ESTATE TRANSACTION, IT IS RECOMMENDED THAT YOU CONSULT WITH A PROFESSIONAL, SUCH AS A CIVIL ENGINEER, INDUSTRIAL HYGIENIST OR OTHER PERSON WITH EXPERIENCE IN EVALUATING THE CONDITION OF THE PROPERTY, INCLUDING THE POSSIBLE PRESENCE OF ASBESTOS, HAZARDOUS MATERIALS AND UNDERGROUND STORAGE TANKS.

     THIS PRINTED FORM LEASE HAS BEEN DRAFTED BY LEGAL COUNSEL AT THE DIRECTION OF THE SOUTHERN CALIFORNIA CHAPTER OF THE SOCIETY OF INDUSTRIAL AND OFFICE REALTORS,(R) INC. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE SOUTHERN CALIFORNIA CHAPTER OF THE SOCIETY OF INDUSTRIAL AND OFFICE REALTORS, (R) INC., ITS LEGAL COUNSEL, THE REAL ESTATE BROKERS NAMED HEREIN, OR THEIR EMPLOYEES OR AGENTS, AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT OR TAX CONSEQUENCES OF THIS LEASE OR OF THIS TRANSACTION. LANDLORD AND TENANT SHOULD RETAIN LEGAL COUNSEL TO ADVISE THEM ON SUCH MATTERS AND SHOULD RELY UPON THE ADVICE OF SUCH LEGAL COUNSEL.

                                                  Initials: _________________

                                                            _________________

                          [LOGO OF SIOR APPEARS HERE]

                             OPTION TO EXTEND TERM

                                  LEASE RIDER

     This Rider is attached to and made part of that certain Lease (the "Lease") dated September 8, 1998 between Majestic Realty Co. and Patrician Associates, Inc., both California corporations as Landlord, and Hot Topic Administration, Inc., a California Corporation, as Tenant, covering the Property commonly known as 18305 E. San Jose Avenue, City of Industry, California (the "Property"). The terms used herein shall have the same definitions as set forth in the Lease. The provisions of this Rider shall supersede any inconsistent or conflicting provisions of the Lease.

A.   Option(s) to Extend Term.

     1. Landlord hereby grants to Tenant two (2) option(s) (the "Option(s)") to extend the Lease Term for additional term(s) of three (3) years each (the "Extension(s)"), on the same terms and conditions as set forth in the Lease, but at an increased rent as set forth below. Each Option shall be exercised only by written notice delivered to Landlord at least one hundred eighty (180) days before the expiration of the Lease Term or the preceding Extension of the Lease Term, respectively. If Tenant fails to deliver Landlord written notice of the exercise of an Option within the prescribed time period, such Option and any succeeding Options shall lapse, and there shall be no further right to extend the Lease Term. Each Option shall be exercisable by Tenant on the express conditions that (a) at the time of the exercise, and at all times prior to the commencement of such Extension, Tenant shall not be in default under any of the provisions of this Lease and (b) Tenant has not been ten (10) or more days late in the payment of rent more than a total of two (2) times during a twelve (12) month period.

     2.   PERSONAL OPTIONS.

     The Option(s) are personal to the Tenant named in Section 1.03 of the Lease or any Tenant's Affiliate described in Section 9.02 of the Lease. If Tenant subleases any portion of the Property or assigns or otherwise transfers any interest under the Lease to an entity other than a Tenant Affiliate prior to the exercise of an Option (whether with or without Landlord's consent), such Option and any succeeding Options shall lapse. If Tenant subleases any portion of the Property or assigns or otherwise transfers any interest of Tenant under the Lease to an entity other than a Tenant Affiliate after the exercise of an Option but prior to the commencement of the respective Extension (whether with or without Landlord's consent), such Option and any succeeding Options shall lapse and the Lease Term shall expire as if such Option were not exercised. If Tenant subleases any portion of the Property or assigns or otherwise transfers any interest of Tenant under the Lease in accordance with Article 9 of the Lease after the exercise of an Option and after the commencement of the Extension related to such Option, then the term of the Lease shall expire upon the expiration of the Extension during which such sublease or transfer occurred and only the succeeding Options shall lapse.

B.   CALCULATION OF RENT.

     The Base Rent during the Extension(s) shall be determined by one or a combination of the following methods (INDICATE YOUR CHOICE UPON EXECUTION OF THE LEASE):

          2.   Fair Rental Value Adjustment (Section B(2), below)    [XX]

                                                     Initials: ______________

                                                               ______________

     2.   FAIR RENTAL VALUE ADJUSTMENT.

     The Base Rent shall be increased on the first day of the first month(s) of the first and second Extension(s) of the Lease Term (the "Rental Adjustment Date(s)") to the "fair rental value" of the Property, determined in the following manner:

     (a) Not later than one hundred (100) days prior to any applicable Rental Adjustment Date, Landlord and Tenant shall meet in an effort to negotiate in good faith, the fair rental value of the Property as of such Rental Adjustment Date. If Landlord and Tenant have not agreed upon the fair rental value of the Property at least ninety (90) days prior to the applicable Rental Adjustment Date, the fair rental value shall be determined by appraisal, as follows (INDICATE YOUR CHOICE UPON EXECUTION OF THE LEASE):

                                              Appraisal by Brokers.[XX]


     (b) If Landlord and Tenant are not able to agree upon the fair rental value of the Property within the prescribed time period, then Landlord and Tenant shall attempt to agree in good faith upon a single appraiser or broker, as indicated above, not later than seventy-five (75) days prior the applicable Rental Adjustment Date. If Landlord and Tenant are unable to agree upon a single appraiser/broker within such time period, then Landlord and Tenant shall each appoint one appraiser or broker, as indicated above, not later than sixty-five (65) days prior to the applicable Rental Adjustment bate. Within (10) days thereafter, the two appointed appraisers/brokers shall appoint a third appraiser or broker, as indicated above. If either Landlord or Tenant fails to appoint its appraiser/broker- within the prescribed time period, -the single appraiser/broker appointed shall determine the fair rental value of the Property. If both parties fail to appoint appraisers/brokers within the prescribed time periods, then the first appraiser/broker thereafter selected by a party shall determine the fair rental value of the Property. Each party shall bear the cost of its own appraiser or broker and the parties shall share equally the cost of the single or third appraiser or broker, if applicable. If appraisers are used, such appraisers shall have at least five (5) years' experience in the appraisal of commercial/industrial real property in the area in which the Property is located and shall be members of professional organizations such as MAI or equivalent. If brokers are used, such brokers shall have at least five (5) years' experience in the sales and leasing of commercial/industrial real property in the area in which the Property is located and shall be members of professional organizations such as the Society of Industrial Realtors or equivalent.

     (c) For the purposes of such appraisal, the term "fair market value" shall mean the price that a ready and willing tenant would pay, as of the applicable Rental Adjustment Date, as monthly rent to a ready and willing landlord of property comparable to the Property if such property were exposed for lease on the open market for a reasonable period of time and taking into account all of the purposes for which such property may be used. If a single appraiser/broker is chosen, then such appraiser/broker shall determine the fair rental value of the Property. Otherwise, the fair rental value of the Property shall be the arithmetic average of the two (2) of the three (3) appraisals which are closest in amount, and the third appraisal shall be disregarded. In no event, however, shall the Base Rent be reduced by reason of such computation. Landlord and Tenant shall instruct the appraiser(s)/broker(s) to complete their determination of the fair rental value not later than thirty (30) days prior to the applicable Rental Adjustment Date. If the fair rental value is not determined prior to the applicable Rental Adjustment Date, then Tenant shall continue to pay to Landlord the Base Rent applicable to the Property immediately prior to such Extension, until the fair rental value is determined. When the fair rental value of the Property is determined, Landlord shall deliver notice thereof to Tenant, and Tenant shall pay to Landlord, within (10) days after receipt of such notice, the' difference between the Base Rent actually paid by Tenant to Landlord and the new Base Rent determined hereunder.

                                                      Initials: ______________

                                                                ______________

                     RIDER TO INDUSTRIAL REAL ESTATE LEASE
                     -------------------------------------

     This Rider ("RIDER") is made and entered into by MAJESTIC REALTY CO. and PATRICIAN ASSOCIATES, INC., both California corporations (collectively, "LANDLORD") and HOT TOPIC ADMINISTRATION, INC., a California corporation ("TENANT"), and is dated as of the date set forth on Section 1.01 of the Industrial Real Estate Lease between Landlord and Tenant ("LEASE") to which this Rider is attached. The promises, covenants, agreements and declarations made and set forth herein are intended to and shall have the same force and effect as if set forth at length in the body of the Lease. To the extent that the provisions of this Rider are inconsistent with the terms and conditions of the Lease, the terms and conditions of this Rider shall control.

SECTION 2.05    TENANT'S ENTRY INTO THE PROPERTY PRIOR TO COMMENCEMENT DATE:
                -----------------------------------------------------------

     Tenant shall have the right to access of the Property as of February 1, 1999 ("Early ENTRY DATE") for the purpose of installing and/or storing over standard equipment or fixtures and preparing the Property for Tenant's use; provided that: (i) this Lease has been fully executed and delivered; (ii) Landlord has received the Security Deposit and third month's Base Rent; (iii) the previous tenant of the Property's lease has expired and/or terminated and such tenant has vacated the Property; (iv) Tenant and its agents do not interfere with "Landlord's Work", as that term is defined in Section 6.07 of
                                                             ------------
this Lease; (v) Tenant has obtained its insurance policies as set forth in
Section 4.04 of this Lease and Landlord is in receipt of Tenant's insurance binder naming Landlord as additional insured; and (vi) all of the terms and conditions of this Lease shall apply, other than Tenant's obligation to pay (a) Base Rent, (b) Landlord's insurance premiums set forth in Section 4.04, (c)
                                                          ------------
Landlord's "real property tax", (d) "Landscape Fee," as that term is defined in
Article 11 of this Lease and (e) Common Area costs which are not the result of
----------
Tenant's actions or omissions during this early entry period or Tenant Improvements, as though the Commencement Date had occurred (although the Commencement Date shall not actually occur until the occurrence of the same pursuant to the terms of the third sentence of Section 2.01) upon such entry
                                               ------------
into the Property by Tenant. Tenant shall be responsible for payment of utilities during this early entry period. Tenant shall hold Landlord harmless from and indemnify, protect and defend Landlord against any loss or damage to the Property and against injury to any persons caused by Tenant's actions or anyone's actions who are directly or indirectly employed by the Tenant. Tenant shall assume all risk of loss to Tenant's personal property, merchandise and fixtures.

SECTION 3.01    TIME AND MANNER OF PAYMENT:
                ---------------------------

     Provided that Tenant is not in default under the terms of this Lease, Tenant shall be credited for the following payments due during the first and second months of the Lease Term ("ABATEMENT PERIOD") commencing on the Lease Commencement Date: (i) Base Rent credit in a total amount equal to Eighty-Seven Thousand Five Hundred and No/100 Dollars ($87,500.00), (ii) Landlord's insurance premiums set forth in Section 4.04, (iii) Landlord's "real property tax" and
                      ------------
(iv) Landscape Fee, and (v) Common Area costs which are not the result of Tenant's actions or omissions during the Abatement Period or Tenant Improvements.

SECTION 4.02(c) JOINT ASSESSMENT.
                ----------------

     If the Property is not separately assessed, Landlord shall reasonably determine Tenant's share of the "real property tax" payable by Tenant under Paragraph 4.02 from the assessor's worksheets or other reasonably available information. Tenant shall pay such share to Landlord at least ten (10) days but not more than thirty (30) days prior to delinquency. Tenant acknowledges if any "Tenant Improvements," as that term is defined in the Tenant Work Letter attached hereto, or any alterations made by Tenant or for Tenant, increase the "real property tax," such increase shall be Tenant's sole cost and responsibility and shall not be shared with Landlord or any other tenant of the Project. Upon Tenant's request Landlord shall supply Tenant with a copy of the Projects tax bill.

SECTION 4.04(e) LANDLORD'S INSURANCE:
                ---------------------

     Landlord shall maintain (i) standard fire and extended coverage or all-risk property on the Project, and all other improvements paid for by Landlord which will remain in the Project upon the

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

expiration or earlier termination of this Lease, in an amount and with such deductible AS are acceptable to Landlord in Landlord's sole discretion; and (ii) commercial general liability insurance against bodily injury, personal injury and property damage to the combined single limit of One Million Dollars ($1,000,000) to one or more than one person as the result of one (1) accident or occurrence.

SECTION 4.05(c) VEHICLE PARKING
                ---------------

     Tenant shall have the right, at Tenant's sole cost and expense, to paint "Reserved For Hot Topic" on the asphalt of Tenant's parking spaces ("PARKING SIGN"). Upon the termination of this Lease, Tenant shall remove or paint over, in such color approved by Landlord, the above referenced Parking Sign.

SECTION 4.05    COMMON AREAS: MAINTENANCE AND COSTS
                -----------------------------------

     Section 4.05(d) is hereby amended by adding the following at the end thereof:

          "Notwithstanding the foregoing, any Common Area costs that is a capital expenditure shall be amortized (including interest on the amortized cost) over its useful life as Landlord shall reasonably determine."

SECTION 4.09    LANDLORD'S BOOKS AND RECORDS:
                -----------------------------

     In the event that Tenant disputes the amount of Additional Rent set forth in any annual statement ("STATEMENT") delivered by Landlord, then within one (1) year after receipt of SUCH Statement by Tenant (the "REVIEW PERIOD"), Tenant shall have the right to notify Landlord in writing that it intends to cause an independent certified public accountant (which accountant must be qualified and experienced and must be employed by a firm which derives its primary revenues from its accounting practice) to inspect and copy (provided Tenant signs Landlord's confidentiality agreement, in such form as is commercially reasonable) Landlord's accounting records relating to the Additional Rent owed by Tenant for the calendar year covered by such Statement, at Landlord's office during normal business hours ("TENANT'S REVIEW"). Landlord shall have the right to reasonably approve the identity of the accountant used by Tenant for Tenant's Review, which accountant must not be paid on a contingency fee basis. Tenant shall provide Landlord with not less than two (2) weeks' prior written notice of its desire to conduct Tenant's Review. In connection with the foregoing review, Landlord shall furnish Tenant with such reasonable supporting documentation relating to the subject Statement as Tenant may reasonably request, including any previous audit conducted by Landlord with respect to the calendar year in question. In no event shall Tenant have the right to conduct Tenant's Review if Tenant is then in default under this Lease with respect to any of Tenant's monetary obligations, including, without limitation, the payment by Tenant of all Additional Rent described in the Statement which is the subject of Tenant's Review, which payment, at Tenant's election, may be made under dispute. In the event that Tenant shall fail to provide Landlord with written notification within the Review Period following receipt of a particular Statement of Tenant's desire to conduct a Tenant's Review, Tenant shall have no further right to dispute the amount of Additional Rent set forth on such Statement. In the event that following Tenant's Review, Tenant and Landlord continue to dispute the amount of Additional Rent shown on Landlord's Statement and Landlord and Tenant are unable to resolve such dispute, then either Landlord or Tenant shall cause a final and determinative audit to be made by Landlord's accountant of the proper amount of the disputed items and/or categories of Additional Rent to be shown on such Statement (the "FINAL AWARD"). The results of such Final Award shall be conclusive and binding upon both Landlord and Tenant. If the resolution of the parties' dispute with regard to the Additional Rent shown on the Statement, whether pursuant to Tenant's Review or the Final Award reveals an error in the calculation of Tenant's Additional Rent to be paid for such calendar year, the parties' sole remedy shall be for the parties to make appropriate payments or reimbursements, as the case may be, to each other as are determined to be owing. Any such payments shall be made within thirty (30) days following the resolution of such dispute. At Landlord's election, the parties shall treat any overpayments resulting from the foregoing resolution of such parties' dispute as a credit against rent until such amounts are otherwise paid by Landlord. Tenant shall be responsible for all costs and expenses associated with Tenant's Review and any Final Award, provided that if the parties' final

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                             Rider - Page 2 of 11
resolution of the dispute involves the overstatement by Landlord of Additional Rent for such calendar year in excess of five percent (5%), then Landlord shall be responsible for all reasonable, out-of-pocket costs and expenses associated with Tenant's Review and any Final Award. This provision shall survive the termination of this Lease to allow the parties to enforce their respective rights hereunder.

SECTION 5.03    HAZARDOUS MATERIAL:
                -------------------

     5.03.1  DEFINITIONS.
             -----------

             A. "Hazardous Material" means any substance, whether solid, liquid or gaseous in nature:

             (i) the presence of which requires investigation or remediation under any federal, state or local statute, regulation, ordinance, order, action, policy or common law; or

             (ii) which is or becomes defined as a "hazardous waste," "hazardous substance," pollutant or contaminant under any federal, state or local statute, regulation, rule or ordinance or amendments thereto including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. section 9601 et seq.) and/or the Resource Conservation and Recovery Act (42 U.S.C. section 6901 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. section 1801 et seq.), the Federal Water Pollution Control Act (33 U.S.C. section 1251 et seq.), the Clean Air Act (42 U.S.C.
section 7401 et seq.), the Toxic Substances Control Act, as amended (15 U.S.C.
section 2601 et seq.), and the Occupational Safety and Health Act (29 U.S.C.
section 651 et seq.), as these laws have been amended or supplemented; or

             (iii) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic mutagenic, or otherwise hazardous or is or becomes regulated by any governmental authority, agency, department, commission, board, agency or instrumentality of the United States, the State of California or any political subdivision thereof; or

             (iv) the presence of which on the Property causes or threatens to cause a nuisance upon the Property or to adjacent properties or poses or threatens to pose a hazard to the health or safety of persons on or about the Property; or

             (v) the presence of which on adjacent properties could constitute a trespass by Tenant; or

             (vi) without limitation which contains gasoline, diesel fuel or other petroleum hydrocarbons; or

             (vii)  without limitation which contains polychlorinated biphenyls
(PCBs), asbestos or urea formaldehyde foam insulation; or

             (viii) without limitation which contains radon gas.

     B. "Environmental Requirements" means all applicable present and future:

             (i) statutes, regulations, rules, ordinances, codes, licenses, permits, orders, approvals, plans, authorizations, concessions, franchises, and similar items (including, but not limited to those pertaining to reporting, licensing, permitting, investigation and remediation), of all Governmental Agencies; and

             (ii) all applicable judicial, administrative, and regulatory decrees, judgments, and orders relating to the protection of human health or the environment, including, without limitation, all requirements pertaining to emissions, discharges, releases, or threatened releases of Hazardous Materials or chemical substances into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of Hazardous Materials or chemical substances.

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                             Rider - Page 3 of 11

     C. "Environmental Damages" means all claims, judgments, damages, losses, penalties, fines, liabilities (including strict liability), encumbrances, liens, costs, and expenses (including the expense of investigation and defense of any claim, whether or not such claim is ultimately defeated, or the amount of any good faith settlement or judgment arising from any such claim) of whatever kind or nature, contingent or otherwise, matured or unmatured, foreseeable or unforeseeable (including without limitation reasonable attorneys' fees and disbursements and consultants' fees) any of which are incurred at any time as a result of the existence of Hazardous Material upon, about, or beneath the Property or migrating or threatening to migrate to or from the Property, or the existence of a violation of Environmental Requirements pertaining to the Property and the activities thereon, regardless of whether the existence of such Hazardous Material or the violation of Environmental Requirements arose prior to. the present ownership or operation of the Property. Environmental Damages include, without limitation:

             (i) damages for personal injury, or injury to property or natural resources occurring upon or off of the Property, including, without limitation, lost profits, consequential damages, the cost of demolition and rebuilding of any improvements on real property, interest, penalties and damages arising from claims brought by or on behalf of employees of Tenant (with respect to which Tenant waives any right to raise as a defense against Landlord any immunity to which it may be entitled under any industrial or worker's compensation laws);

             (ii) fees, costs or expenses incurred for the services of attorneys, consultants, contractors, experts, laboratories and all other costs incurred in connection with the investigation or remediation of such Hazardous Materials or violation of such Environmental Requirements, including, but not limited to, the preparation of any feasibility studies or reports or the performance of any cleanup, remediation, removal, response, abatement, containment, closure, restoration or monitoring work required by any Governmental Agency or reasonably necessary to make full economic use of the Property or any other property in a manner consistent with its current use or otherwise expended in connection with such conditions, and including without limitation any attorneys' fees, costs and expenses incurred in enforcing the provisions of this Lease or collecting any sums due hereunder;

             (iii) liability to any third person or Governmental Agency to indemnify such person or Governmental Agency for costs expended in connection with the items referenced in subparagraph (ii) above; and

             (iv) diminution in the fair market value of the Property including without limitation any reduction in fair market rental value or life expectancy of the Property or the improvements located thereon or the restriction on the use of or adverse impact on the marketing of the Property or any portion thereof.

     D. "Governmental Agency" means all governmental agencies, departments, commissions, boards, bureaus or instrumentalities of the United States, states, counties, cities and political subdivisions thereof.

     E. The "Tenant Group" means Tenant, Tenant's successors, assignees, guarantors, officers, directors, agents, employees, invitees, permitees or other parties under the supervision or control of Tenant or entering the Property during the term of this Lease with the permission or knowledge of Tenant other than Landlord or its agents or employees.

     5.03.2  PROHIBITIONS.
             ------------

     A. Other than normal quantities of general office supplies, material handling systems lubrication and except as specified on Exhibit "D" attached hereto, Tenant shall not cause, permit or suffer any Hazardous Material to be brought upon, treated, kept, stored, disposed of, discharged, released, produced, manufactured, generated, refined or used upon, about or beneath the Property by the Tenant Group, or any other person without the prior written consent of Landlord. From time to time during the term of this Lease, Tenant may request Landlord's approval of Tenant's use of other Hazardous Materials, which approval may be withheld in Landlord's sole discretion. Tenant shall, prior to the Commencement Date, provide to Landlord for those Hazardous Materials described on Exhibit "D" (a) a description of handling, storage, use and disposal procedures, and

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                             Rider - Page 4 of 11

(b) all "community right to know" plans or disclosures and/or emergency response plans which Tenant is required to supply to local governmental agencies pursuant to any Environmental Requirements.

     B. Tenant shall not cause, permit or suffer the existence or the commission by the Tenant Group, or by any other person, of a violation of any Environmental Requirements upon, about or beneath the Property.

     C. Tenant shall neither create or suffer to exist, nor permit the Tenant Group to create or suffer to exist any lien, security interest or other charge or encumbrance of any kind with respect to the Property, including without limitation, any lien imposed pursuant to section 107(f) of the Superfund Amendments and Reauthorization Act of 1986 (42 U.S.C. section 9607(l)) or any similar state statute.

     D. Tenant shall not install, operate or maintain any above or below grade tank, sump, pit, pond, lagoon or other storage or treatment vessel or device on the property without Landlord's prior written consent.

     5.03.3  INDEMNITY.
             ---------

     A. Tenant, its successors, assigns and guarantors, agree to indemnify, defend, reimburse and hold harmless:

             (i)    Landlord; and

             (ii) any other person who acquires all or a portion of the Property in any manner (including purchase at a foreclosure sale) or who becomes entitled to exercise the rights and remedies of Landlord under this Lease; and

             (iii) the directors, officers, shareholders, employees, partners, agents, contractors, subcontractors, experts, licensees, affiliates, lessees, mortgagees, trustees, heirs, devisees, successors, assigns and invitees of such persons, from and against any and all Environmental Damages which exist as a result of the activities or negligence of the Tenant Group or which exist as a result of the breach of any warranty or covenant or the inaccuracy of any representation of Tenant contained in this Lease, or by Tenant's remediation of the Property or failure to meet its obligations contained in this Lease.

     B. The obligations contained in this Section 5.03 shall include, but not be limited to, the burden and expense of defending all claims, suits and administrative proceedings, even if such claims, suits or proceedings are groundless, false or fraudulent, and conducting all negotiations of any description, and paying and discharging, when and as the same become due, any and all judgments, penalties or other sums due against such indemnified persons. Landlord, at its sole expense, may employ additional counsel of its choice to associate with counsel representing Tenant.

     C. Landlord shall have the right but not the obligation to join and participate in, and control, if it so elects, any legal proceedings or actions initiated in connection with Tenant's activities. Landlord may also negotiate, defend, approve and appeal any action taken or issued by any applicable governmental authority with regard to contamination of the Property by a Hazardous Material.

     D. The obligations of Tenant in this paragraph shall survive the expiration or termination of this Lease.

     E. The obligations of Tenant under this paragraph shall not be affected by any investigation by or on behalf of Landlord, or by any information which Landlord may have or obtain with respect thereto.

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                             Rider - Page 5 of 11

     5.03.4 OBLIGATION TO REMEDIATE.
            -----------------------

     In addition to the obligation of Tenant to indemnify Landlord pursuant to this Lease, Tenant shall, upon approval and demand of Landlord, at its sole cost and expense and using contractors approved by Landlord, promptly take all actions to remediate the Property which are required by any Governmental Agency, or which are reasonably necessary to mitigate Environmental Damages or to allow full economic use of the Property, which remediation is necessitated from the presence upon, about or beneath the Property, at any time during or upon termination of this Lease, of a Hazardous Material or a violation of Environmental Requirements existing as a result of the activities or negligence of the Tenant Group. Such actions shall include, but not be limited to, the investigation of the environmental condition of the Property, the preparation of any feasibility studies, reports or remedial plans, and the performance of any cleanup, remediation, containment, operation, maintenance, monitoring or restoration work, whether on or off the Property, which shall be performed in a manner approved by Landlord. Tenant shall take all actions necessary to restore the Property to the condition existing prior to the introduction of Hazardous Material upon, about or beneath the Property, notwithstanding any lesser standard of remediation allowable under applicable law or governmental policies.

     5.03.5 RIGHT TO INSPECT.
            ----------------

     Landlord shall have the right in its sole and absolute discretion, but not the duty, to enter and conduct an inspection of the Property, including invasive tests, at any reasonable time to determine whether Tenant is complying with the terms of the Lease, including but not limited to the compliance of the Property and the activities thereon with Environmental Requirements and the existence of Environmental Damages as a result of the condition of the Property or surrounding properties and activities thereon. Landlord shall have the right, but not the duty, to retain any independent professional consultant (the "Consultant") to enter the Property to conduct such an inspection or to review any report prepared by or for Tenant concerning such compliance. The cost of the Consultant shall be paid by Landlord unless such investigation discloses a violation of any Environmental Requirement by the Tenant Group or the existence of a Hazardous Material on the Property or any other property caused by the activities or negligence of the Tenant Group (other than Hazardous Materials used in compliance with all Environmental Requirements and previously approved by Landlord), in which case Tenant shall pay the cost of the Consultant. Tenant hereby grants to Landlord, and the agents, employees, consultants and contractors of Landlord the right to enter the Property and to perform such tests on the Property as are reasonably necessary to conduct such reviews and investigations. Landlord shall use its best efforts to minimize interference with the business of Tenant.

     5.03.6 NOTIFICATION.
            ------------

     If Tenant shall become aware of or receive notice or other communication concerning any actual, alleged, suspected or threatened violation of Environmental Requirements, or liability of Tenant for Environmental Damages in connection with the Property or past or present activities of any person thereon, including but not limited to notice or other communication concerning any actual or threatened investigation, inquiry, lawsuit, claim, citation, directive, summons, proceeding, complaint, notice, order, writ, or injunction, relating to same, then Tenant shall deliver to Landlord within ten (I 0) days of the receipt of such notice or communication by Tenant, a written description of said violation, liability, or actual or threatened event or condition, together with copies of any documents evidencing same. Receipt of such notice shall not be deemed to create any obligation on the part of Landlord to defend or otherwise respond to any such notification.

     If requested by Landlord, Tenant shall disclose to Landlord the names and amounts of all Hazardous Materials other than general office supplies refer-red to in Section 5.03.2 of this Rider, which were used, generated, treated, handled, stored or disposed of on the Property or which Tenant intends to use, generate, treat, handle, store or dispose of on the Property. The foregoing in no way shall limit the necessity for Tenant obtaining Landlord's consent pursuant to Section 5.03.2 of this Rider.

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                             Rider - Page 6 of 11

     5.03.7  SURRENDER OF PREMISES.
             ---------------------

     In the ninety (90) days prior to the expiration or termination of the Lease Term, and for up to ninety (90) days after Tenant fully surrenders possession of the Property, Landlord may have an environmental assessment of the Property performed in accordance with Section 5.03.5 of this Rider. Tenant shall perform, at its sole cost and expense, any clean-up or remedial work recommended by the Consultant which is necessary to remove, mitigate or remediate any Hazardous Materials and/or contamination of the Property caused by the activities or negligence of the Tenant Group.

     5.03.8  ASSIGNMENT AND SUBLETTING.
             -------------------------

     In the event the Lease provides that Tenant may assign the Lease or sublet the Property subject to Landlord's consent and/or certain other conditions, and if the proposed assignee's or sublessee's activities in or about the Property involve the use, handling, storage or disposal of any Hazardous Materials other than those used by Tenant and in quantities and processes similar to Tenant's uses in compliance with the Rider, (i) it shall be reasonable for Landlord to withhold its consent to such assignment or sublease in light of the risk of contamination posed by such activities and/or (ii) Landlord may impose an additional condition to such assignment or sublease which requires Tenant to reasonably establish that such assignee's or sublessee's activities pose no materially greater risk of contamination to the Property than do Tenant's permitted activities in view of the (a) quantities, toxicity and other properties of the Hazardous Materials to be used by such assignee or sublessee,
(b) the precautions against a release of Hazardous Materials such assignee or sublessee agrees to implement, (c) such assignee's or sublessee 's financial condition as it relates to its ability to fund a major clean-up and (d) such assignee's or sublessee's policy and historical record respecting its willingness to respond to the clean up of a release of Hazardous Materials.


     5.03.9  SURVIVAL OF HAZARDOUS MATERIALS OBLIGATION.
             ------------------------------------------

     Tenant's breach of any of its covenants or obligations under this Rider shall constitute a material default under the Lease. The obligations of Tenant under this Rider shall survive the expiration or earlier termination of the Lease without any limitation, and shall constitute obligations that are independent and severable from Tenant's covenants and obligations to pay rent under the Lease.

     5.03.10 LANDLORD'S HAZARDOUS MATERIALS OBLIGATIONS.
             ------------------------------------------

     Landlord shall be solely responsible to remediate claims, judgments, damages, penalties, fines, costs, liabilities and losses which arise as a result of any contamination directly arising from the introduction of Hazardous Materials into the Property by Landlord its agents, employees or contractors in compliance with applicable law.

SECTION 5.04  SIGNS.
              -----

     Section 5.04 is hereby amended by adding the following at the end thereof:

          "Notwithstanding the foregoing, subject to Landlord's prior written approval, which shall not be unreasonably withheld, delayed or conditioned, and provided all signs are in keeping with the quality, design and style of the industrial park within which the Property is located, Tenant, at its sole cost and expense, may install identification signage in the Property; provided, however, that (i) the size, color, location, materials and design of such sign shall be subject to Landlord's prior written consent, which shall not be unreasonably withheld, delayed or conditioned; (ii) such sign shall comply with all applicable governmental rules and regulations; (iii) such sign shall be personal to the Tenant named in Section 1.03 of this Lease (the "Original Tenant"); (iv) such sign shall not be painted directly on the building or attached or placed on the roof of the building; (v) such sign shall only advertise Hot Topic Administration, Inc. or Hot Topic; and (vi) Tenant's continuing signage right shall be contingent upon the Original Tenant actually occupying the entire Property. Tenant shall be responsible for all costs incurred in connection with the design, construction, installation, repair and maintenance of Tenant's sign(s). Upon the

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                             Rider - Page 7 of 11
          expiration or earlier termination of this Lease, Tenant shall cause Tenant's sign(s) to be removed and shall repair any damage caused by such removal. Any signs, notices, logos, pictures, names or advertisements which are installed and that have not been separately approved by Landlord may be removed by Landlord without notice by Landlord to Tenant at Tenant's sole cost and expense."

SECTION 6.01  EXISTING CONDITIONS:
              --------------------

     Notwithstanding the foregoing, Landlord shall, at Landlord's expense, repair the existing plumbing, lighting, air conditioning, heating, and ventilating systems in the Property and the roof membrane, structure, foundation and flooring (not including floor covering), if such are not in good operating condition on the Commencement Date, except to the extent such repairs are required (i) due to the negligence or willful misconduct of Tenant, or (ii) as a result of alterations, additions or improvements to the Property made by Tenant or for Tenant; provided, however, that Tenant gives Landlord written notice and sets forth with specificity the nature and extent of such repair, within one (1) year after the Commencement Date.

SECTION 6.07  LANDLORD'S WORK:
              ----------------

     Landlord, at its sole cost and expense, shall one-time reslurry and restripe the parking lot to provide 206 parking spaces as set forth on Exhibit A
                                                                       ---------
attached hereto and incorporated herein ("LANDLORD'S WORK"). Since Tenant may be occupying the Property pursuant to this Lease while Landlord is performing Landlord's Work, Landlord agrees that it shall use commercially reasonable efforts to perform Landlord's Work in a manner so as to minimize interference with Tenant's business. Tenant hereby acknowledges that, notwithstanding Tenant's occupancy of the Property during the performance of Landlord's Work, Landlord shall be permitted to perform Landlord's Work during normal business hours, and Tenant shall provide a clear working area for Landlord's Work (including, but not limited to, the moving of furniture, fixtures, automobiles and Tenant's property away from the area Landlord is conducting Landlord's
Work). Tenant hereby agrees that the performance of Landlord's Work shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of rent payable pursuant to this Lease. Landlord shall have no responsibility or for any reason be liable to Tenant for any direct or indirect injury to or interference with Tenant's business arising from Landlord's Work, nor shall Tenant be entitled to any compensation or damages from Landlord (i) for loss of the use of whole or any part of the Property or of Tenant's personal property or improvements resulting from Landlord's Work or Landlord's actions in connection with Landlord's Work, or (ii) for any inconvenience or annoyance occasioned by Landlord's Work or Landlord's actions in connection with Landlord's Work.

SECTION 7.05  SUBSTANTIAL OR TOTAL DESTRUCTION:
              ---------------------------------

     Notwithstanding anything to the contrary contained in this Lease, if there is any damage or destruction to the Property the repair of which actually takes a period beyond that date which is six (6) months from the date of the occurrence of such damage (the "Outside Date"), then Tenant may, at Tenant's option, terminate this Lease by delivering written notice of such termination to Landlord, no later than thirty (30) days after the Outside Date.
Notwithstanding anything to the contrary contained in this Lease, if there is any damage or destruction to the Property, Tenant shall have the right, at any time and from time to time to require Landlord to deliver to Tenant a written notice (the "Contractor Certificate") certifying to both Landlord and Tenant, in the reasonable opinion of Landlord's contractor, the amount of time required to repair or complete the repair of the Property. If in the Contractor Certificate the contractor certifies that the repair of the Property will take a period in excess of six (6) months from receipt of Tenant's request, then within fifteen (I 5) days after the delivery of the Contractor Certificate to Tenant, Tenant may, at Tenant's option, terminate this Lease by delivering written notice of such termination to Landlord within such fifteen (15) day period. Notwithstanding the foregoing, Tenant shall not have any right to terminate this Lease under this Section 7.05 if the damage to the Property or Project was caused by the acts or omissions of Tenant.

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

SECTION 9.05     LANDLORD'S CONSENT:
                 -------------------

     (c) If Landlord elects to terminate this Lease pursuant to Section 9.05(a), Landlord may, if it elects, enter into a new lease covering the Property with the intended assignee or sublessee on such terms as Landlord and such person may agree or enter into a new lease covering the Property with any other person; in such event, Tenant shall not be entitled to any portion of the profit, if any, which Landlord may realize on account of such termination and reletting. From and after the date of such termination of this Lease, Tenant shall have no further obligation to Landlord hereunder, except for matters occurring or obligations arising hereunder prior to the date of such termination and for such obligations as set forth herein that survive the termination of this Lease.

SECTION 10.02(b) DEFAULTS:
                 ---------

     Add to Section 10.02(b) the following:

"provided, however, that Landlord shall provide Tenant with written notice of such monetary default and if Tenant corrects such default within three (3) days after receipt of such notice, such failure shall not constitute a default hereunder. Notwithstanding the foregoing, Landlord shall only be required to provide Tenant with two (2) late notices during any consecutive twelve (12) month period;"

SECTION 11.05    TENANT'S FINANCIAL CONDITION:
                 ----------------------------

     Notwithstanding the foregoing, the Original Tenant shall only be required to deliver to Landlord and Landlord's lender the most recent annual report and 10K filing of its "parent" corporation. Upon execution of this Lease, Tenant's "parent" corporation is Hot Topic, Inc., a California corporation.

SECTION 13.06    NOTICES:
                 --------

     Notwithstanding the foregoing, notices required or permitted under this Lease may be sent by registered mail or delivered by a nationally recognized overnight courier, postage prepaid.

                               ARTICLE FIFTEEN:

                        REVENUE AND EXPENSE ACCOUNTING:

     Landlord and Tenant agree that, for all purposes (including any determination under Section 467 of the Internal Revenue Code), rental income will accrue to the Landlord and rental expenses will accrue to the Tenant in the amounts and as of the dates rent is payable under the Lease.

                               ARTICLE SIXTEEN:

                            LANDSCAPE MAINTENANCE:

     Notwithstanding the provisions of Sections 6.03 and 6.04, Landlord shall maintain, at Tenant's expense, the landscaping of the Property and, if applicable, the common areas. Such maintenance shall include gardening, tree trimming, replacement or repair of landscaping, landscape irrigation systems and similar items. Such maintenance shall also include sweeping and cleaning of asphalt, concrete or other surfaces on the driveway, parking areas, yard areas, loading areas or other paved or covered surfaces. In connection with Landlord's obligations under this Article, Landlord may enter into a contract with a landscape contractor of Landlord's choice to provide some (but not necessarily all) of the maintenance services listed above. Tenant's pro-rata share of the monthly cost of such contract, hereinafter referred to as the "Landscape Fee" is currently SEVEN HUNDRED EIGHTY-NINE AND NO/100 DOLLARS ($789.00). Landlord shall use its commercially reasonable efforts to maintain competitive contracts and shall promptly notify Tenant of any increase in the Landscape Fee. Tenant agrees to pay monthly to Landlord, as additional rent, the Landscape Fee.
Tenant shall make such payment together with Tenant's monthly rental payment, without the necessity of notice from Landlord. It is the understanding of the parties that the Landscape Fee only pertains to routine landscape maintenance on the Property and that Landlord

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may incur expenses in addition to the Landscape Fee in meeting its obligations set forth above. Tenant shall pay to Landlord, as additional rent, within ten
(10) days after demand therefore, the cost of such additional expenses.

                              ARTICLE SEVENTEEN:

                             RIGHT OF FIRST OFFER:

          17.1  Right of First Offer.  During the Lease Term, Landlord
                --------------------
hereby grants to the Tenant named in the Summary and not any assignee, sublessee or other transferee of Tenant's interest in this Lease ("ORIGINAL TENANT") a one-time right of first offer with respect to the adjacent 125,000 rentable square feet of space of the 250,000 square foot building located at 18385 E. San Jose Avenue, City of Industry, California (the "EXPANSION SPACE"), as set forth on Exhibit A-1 attached hereto. Notwithstanding the foregoing, such first offer
   -----------
right of Tenant shall commence only following the expiration or early termination of the existing lease of the Expansion Space (including any renewal of such lease, whether or not such renewal is pursuant to an express written provision in such lease, and regardless of whether any such renewal is consummated pursuant to a lease amendment or a new lease), and such first offer right shall be subordinate to all presently existing rights of all other present tenants (as of September 3, 1998) of Landlord to lease the Expansion Space (whether or not pursuant to rights of first offer, expansion options, must-take requirements or otherwise), and regardless of whether such tenant's exercise of such right is consummated in a new lease or a lease amendment (individually and collectively, the "SUPERIOR RIGHT HOLDER") with respect to such Expansion Space. Tenant's right of first offer shall be on the terms and conditions set forth in this Article 17.
     ----------

          17.2  Procedure for Offer.  Landlord shall notify Tenant (the "FIRST
                -------------------
OFFER NOTICE") when the Expansion Space or any portion thereof becomes available for lease to third parties, provided that no Superior Right Holder wishes to lease such space. Pursuant to such First OFFER Notice, Landlord shall offer to lease to Tenant the then available Expansion Space. The First OFFER Notice shall describe the space so offered to Tenant and shall set forth the "FIRST OFFER RENT," as that term is defined in Section 17.4 below, and the other economic terms upon which Landlord is willing to lease such space to Tenant.

          17.3  Procedure for Acceptance.  If Tenant wishes to exercise Tenant's
                ------------------------
right of first offer with respect to the space described in the First Offer Notice, then within five (5) business days of delivery of the First Offer Notice to Tenant, Tenant shall deliver notice to Landlord of Tenant's intention to exercise its right of first offer with respect to the entire space described in the First Offer Notice on the terms contained in such notice. If Tenant does not so notify Landlord within the first five (5) business day period, then Landlord shall be free to lease the space described in the First Offer Notice to anyone to whom Landlord desires on any terms Landlord desires. Notwithstanding anything to the contrary contained herein, Tenant must elect to exercise its right of first offer, if at all, with respect to all of the space offered by Landlord to Tenant at any particular time, and Tenant may not elect to lease only a portion thereof.

          17.4  The Expansion Space Rent.  The Base Rent payable by Tenant for
                ------------------------
the Expansion Space (the "FIRST OFFER RENT") shall be equal to the greater of
(i) the same rate at which Base Rent is payable by Tenant under the Lease as of the "First Offer Commencement Date", as that term is defined in Section 17.6
                                                                ------------
below, and (ii) ninety percent (90%) of the face or stated rent, including all escalations, being quoted by Landlord for non-sublease, non-encumbered, non-equity space comparable in size, location and quality to the Expansion Space in the Building for the term as stated in the First Offer Notice.

          17.5  Construction of the Expansion Space.  Tenant shall take the
                -----------------------------------
Expansion Space in its "as is" condition, and the construction of any improvements in the Expansion Space shall comply with the terms of Section 6.05
                                                                   ------------
of this Lease.

          17.6  Amendment to Lease.  If Tenant timely exercises Tenant's right
                ------------------
to lease the Expansion Space as set forth herein, Landlord and Tenant shall within fifteen (15) days thereafter execute an amendment for such Expansion Space upon the terms and conditions as set forth in the First Offer Notice and this Article 17. Tenant shall commence payment of rent for the Expansion
     ----------

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Space, and the term of the Expansion Space shall commence upon the date of delivery of the Expansion Space to Tenant (the "FIRST OFFER COMMENCEMENT DATE") and terminate on the date set forth in the First Offer Notice.

          17.7  Termination of Right of First Offer.  The rights contained in
                -----------------------------------
this Article 17 shall be personal to the Original Tenant and may only be
---------------
exercised by Original Tenant if as of the date of the attempted exercise of the right of first offer by Tenant and as of the scheduled date of delivery of such Expansion Space to Tenant (i) Original Tenant occupies the entire property and
(ii) at least one (1) year of the Lease Term remains, including any extensions of the Lease Term if Tenant has exercised the Option(s) as provided in the Option to Extend Lease Term Rider. The right of first offer granted herein shall terminate upon the failure by Tenant to exercise its right of first offer with respect to the Expansion Space as offered by Landlord. Tenant shall not have the right to lease the Expansion Space, as provided in this, Article 17,
                                                                  ----------
if, as of the date of the attempted exercise of the right of first offer by Tenant, or as of the scheduled date of delivery of the Expansion Space to Tenant, Tenant is in default under Us Lease or Tenant has previously been in default under this Lease more than once.

                               ARTICLE EIGHTEEN
                               ----------------

                               GUARANTY OF LEASE
                               -----------------

     This Lease is subject to and conditioned upon Tenant delivering to Landlord, concurrently with Tenant's execution and delivery of this Lease, a Guaranty (the "Guaranty") in the form attached hereto as Exhibit "E", which Guaranty shall be fully executed by and binding upon Hot Topic, Inc., a California corporation, as guarantor. Tenant hereby expressly waives any and all benefits under California Civil Code Section 2822(a) with respect to the Guaranty, and agrees that Landlord (not Tenant) may designate the portion of Tenant's Lease obligation that is satisfied by partial payment by Tenant.

                               ARTICLE NINETEEN
                               ----------------

                          TELECOMMUNICATION EQUIPMENT
                          ---------------------------

     At any time during the Lease Term, Original Tenant may install, at Tenant's sole cost and expense, for Tenant's sole use, telecommunication equipment upon the roof directly above the Property for Tenant's use of up to 5 square feet of space; provided however: (i) the physical appearance and location of any such installation and the size of the equipment shall be subject to Landlord's reasonable approval, and Landlord may require Tenant to install screening around such equipment, at Tenant's sole cost and expense, as reasonably designated by Landlord; (ii) Tenant shall maintain such equipment, at Tenant's sole cost and expense; (iii) Tenant shall be responsible for any utilities related to the operation of the telecommunication equipment; (iv) the telecommunication equipment shall be subject to government rules and regulations and covenants, conditions and restrictions; and (v) Tenant shall exercise its right to install telecommunication equipment by giving Landlord prior written notice thereof and Landlord and Tenant shall execute a Telecommunication Agreement in substantially the form as EXHIBIT "G", attached hereto, covering the installation and
            -----------
maintenance of such equipment, Tenant's indemnification of Landlord with respect thereto, Tenant's obligation to remove such equipment upon the expiration or earlier termination of this Lease, and other related matters.

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